EXHIBIT 10.5

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This is an Assignment, Assumption and Recognition Agreement (the “Agreement”) made as of the 29th day of March, 2012, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), U.S. Bank National Association, a national banking association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of March 1, 2012 (the “Pooling and Servicing Agreement”), and First Republic Bank, a California-chartered bank (the “Bank”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Attachment 1A Mortgage Loans”) listed on Attachment 1A annexed hereto (the “Attachment 1A Mortgage Loan Schedule”) now serviced by the Bank (together with its successors and assigns, the “Servicer”) for Assignor and its successors and assigns pursuant to the Flow Mortgage Loan Sale and Servicing Agreement dated as of July 1, 2010, between Assignor and the Bank (the “Sale and Servicing Agreement”) and the servicing thereof shall be subject to the terms of the Sale and Servicing Agreement as modified or supplemented by this Agreement. In consideration of the mutual promises contained herein, the parties hereto further agree that the servicing of the mortgage loans (the “Attachment 1B Mortgage Loans” and, together with the Attachment 1A Mortgage Loans, the “Mortgage Loans”) listed on Attachment 1B annexed hereto (the “Attachment 1B Mortgage Loan Schedule” and, together with the Attachment 1A Mortgage Loan Schedule, the “Mortgage Loan Schedule”) delivered under the Flow Mortgage Loan Sale and Servicing Agreement dated as of March 16, 2012, between Barclays Bank PLC and the Bank, as modified by the Assignment, Assumption and Recognition Agreement, dated as of March 29, 2012 (the “Barclays AAR”), among Barclays Capital PLC, Redwood Residential Acquisition Corporation and the Bank (together, the “Purchase Agreement”) shall be subject to the terms of the Sale and Servicing Agreement as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Sale and Servicing Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment and Assumption

1. Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to the Attachment 1A Mortgage Loans, together with its obligations as “Purchaser” to the extent relating to the Attachment 1A Mortgage Loans, and Depositor hereby accepts such assignment from Assignor and assumes such obligations.

2. Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the Purchase Agreement to the extent relating to the Attachment 1B Mortgage Loans, together with its obligations as “Purchaser” (as such term is defined in the Purchase Agreement) to the extent relating to the Attachment 1B Mortgage Loans, and Depositor hereby accepts such assignment from Assignor and assumes such obligations.

3. Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to the Attachment 1A Mortgage Loans, together with its obligations as “Purchaser” to the extent relating to the Attachment 1A Mortgage Loans, Depositor is released from all obligations under the Sale and Servicing Agreement, and Assignee hereby accepts such assignment from Depositor and assumes such obligations.

4. Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the Purchase Agreement to the extent relating to the Attachment 1B Mortgage Loans, together with its obligations as “Purchaser” (as such term is defined in the Purchase Agreement) to the extent relating to the Attachment 1B Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor and assumes such obligations.

5. Assignee agrees to be bound, as “Purchaser,” by all of the terms, covenants and conditions of the Sale and Servicing Agreement relating to the Attachment 1A Mortgage Loans, and from and after the date hereof, Assignee assumes for the benefit of each of Assignor, Depositor and the Bank all of Assignor's obligations as Purchaser thereunder in respect of the Attachment 1A Mortgage Loans, and Assignor is released from such obligations.

6. Assignee agrees to be bound, as “Purchaser” (as such term is defined in the Purchase Agreement), by all of the terms, covenants and conditions of the Purchase Agreement relating to the Attachment 1B Mortgage Loans, and from and after the date hereof, Assignee assumes for the benefit of each of Assignor, Depositor and the Bank all of Assignor's obligations as Purchaser thereunder in respect of the Attachment 1B Mortgage Loans, and Assignor is released from such obligations.

7. The Bank hereby acknowledges the foregoing assignments and assumptions and agrees that Assignee shall be the “Purchaser” under both the Sale and Servicing Agreement with respect to the Attachment 1A Mortgage Loans and the Purchase Agreement with respect to the Attachment 1B Mortgage Loans.

Representations and Warranties

8. Assignor warrants and represents to, and covenants with, Depositor, Assignee and the Bank as of the date hereof that:

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(a) Attached hereto as Attachment 2A is a true and accurate copy of the Sale and Servicing Agreement, and as Attachment 2B is a true and accurate copy of the Purchase Agreement, each of which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b) Assignor is the lawful owner of its interests, rights and obligations under the Sale and Servicing Agreement to the extent of the Attachment 1A Mortgage Loans and the Purchase Agreement to the extent of the Attachment 1B Mortgage Loans, in each case free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of such interests, rights and obligations to Assignee as contemplated herein, Assignee shall have good title to all of Assignee's interests, rights and obligations under the Sale and Servicing Agreement to the extent of the Attachment 1A Mortgage Loans and the Purchase Agreement to the extent of the Attachment 1B Mortgage Loans, in each case free and clear of all liens, claims and encumbrances;

(c) There are no offsets, counterclaims or other defenses available to the Bank with respect to the Sale and Servicing Agreement or the Purchase Agreement;

(d) Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under each of the Sale and Servicing Agreement and the Purchase Agreement;

(e) Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

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9. Depositor warrants and represents to, and covenants with, Assignor, Assignee and the Bank that as of the date hereof:

(a) Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b) Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

10. Assignee warrants and represents to, and covenants with, Assignor, Depositor and the Bank that as of the date hereof:

(a) Assignee is a national banking association duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b) Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

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11. The Bank warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a) Attached hereto as Attachment 2A is a true and accurate copy of the Sale and Servicing Agreement and as Attachment 2B is a true and accurate copy of the Purchase Agreement, each of which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b) The Bank is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans pursuant to the Sale and Servicing Agreement and otherwise to perform its obligations under the Sale and Servicing Agreement and the Purchase Agreement;

(c) The Bank has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Bank’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Bank’s charter or by-laws or any legal restriction, or any material agreement or instrument to which the Bank is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Bank or its property is subject. The execution, delivery and performance by the Bank of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Bank. This Agreement has been duly executed and delivered by the Bank and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of the Bank enforceable against the Bank in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Bank in connection with the execution, delivery or performance by the Bank of this Agreement, or the consummation by it of the transactions contemplated hereby.

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Restated Bank Representations and Warranties

12. The Bank hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Sale and Servicing Agreement with respect to each Attachment 1A Mortgage Loan as of the related Closing Date (as such term is defined in the Sale and Servicing Agreement), (b) the representations and warranties set forth in Subsection 7.02 of the Sale and Servicing Agreement as of the date hereof, with respect to each Attachment 1A Mortgage Loan, (c) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement with respect to each Attachment 1B Mortgage Loan as of the related Closing Date (as such term is defined in the Purchase Agreement) and (d) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, with respect to each Attachment 1B Mortgage Loan, in each case as if such representations and warranties were set forth herein in full.

In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the date specified, Assignee shall be entitled to all the remedies under the Sale and Servicing Agreement, subject to the rights of the Controlling Holder pursuant to Section 16.

Repurchase by Assignor Upon Certain Breaches of Representations and Warranties

13. (a) Assignor hereby covenants and agrees that, if a breach of any representation and warranty set forth in Subsection 7.01 of the Sale and Servicing Agreement or Subsection 7.01 of the Purchase Agreement exists on the date hereof that materially and adversely affects the value of any Mortgage Loan or the interest of Assignee in any Mortgage Loan and such breach did not exist as of the Closing Date of that Mortgage Loan, Assignor shall have a period of 60 days from the earlier of either discovery by or receipt of written notice from Assignee to Assignor of such breach within which to correct or cure such breach. Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis. A breach of representations and warranties in Subsections 7.01(h), (bb), and (vv) of the Sale and Servicing Agreement or the Purchase Agreement shall be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Assignee therein. Assignor hereby covenants and agrees that if any breach cannot be corrected or cured within such 60 day period, then Assignor shall, at its option, (i) substitute a mortgage loan for the defective Mortgage Loan in accordance with the Sale and Servicing Agreement or the Purchase Agreement, as applicable, (ii) repurchase the related Mortgage Loan at the Repurchase Price or (iii) except for a breach of a representation and warranty in Subsection 7.01(bb) of the Sale and Servicing Agreement or the Purchase Agreement, make an indemnification payment in an amount equal to the reduction in value of such Mortgage Loan as a result of such breach not later than 90 days after its discovery or receipt of notice of such breach and in the case of clauses (ii) and (iii) above, by wire transfer of immediately available funds to such account as Assignee shall specify to Assignor.

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(b) Assignor and Assignee agree that the resolution of any controversy or claim arising out of or relating to an obligation or alleged obligation of Assignor to repurchase a Mortgage Loan or Mortgage Loans pursuant to Section 13(a) above shall be by Arbitration administered by the American Arbitration Association. If any such controversy or claim has not been resolved to the satisfaction of both Assignor and Assignee, either party may commence Arbitration to resolve the dispute; provided that a party may commence Arbitration with respect to one or more unresolved allegations only during the months of January, April, July and October, and all matters with respect to which Arbitration has been commenced in any such month shall be heard in a single Arbitration in the immediately following month or as soon as practicable thereafter; and provided further that if any Arbitration arising out of or relating to an obligation or alleged obligation of the Bank to repurchase a Mortgage Loan relating to the same representation and warranty, has commenced and is continuing, then such Arbitration shall be joined with the Arbitration commenced hereunder.

(c) To commence Arbitration, the moving party shall deliver written notice to the other party that it has elected to pursue Arbitration in accordance with this Section 13, provided that if Assignor has not responded to Assignee's notification of a breach of a representation and warranty, Assignee shall not commence Arbitration with respect to that breach before 60 days following such notification in order to provide Assignor with an opportunity to respond to such notification. Within ten Business Days after a party has provided notice that it has elected to pursue Arbitration, each party may submit the names of one or more proposed Arbitrators to the other party in writing. If the parties have not agreed on the selection of an Arbitrator within five Business Days after the first such submission, then the party commencing Arbitration shall, within the next five Business Days, notify the American Arbitration Association in San Francisco, California and request that it appoint a single Arbitrator with experience in arbitrating disputes arising in the financial services industry.

(d) It is the intention of the parties that Arbitration shall be conducted in as efficient and cost-effective a manner as is reasonably practicable, without the burden of discovery. Accordingly, the Arbitrator will resolve the dispute on the basis of a review of the written correspondence between the parties (including any supporting materials attached to such correspondence) conveyed by the parties to each other in connection with the dispute prior to the delivery of notice to commence Arbitration; however, upon a showing of good cause, a party may request the Arbitrator to direct the production of such additional information, evidence and/or documentation from the parties that the Arbitrator deems appropriate. If requested by the Arbitrator or any party, any hearing with respect to an Arbitration shall be conducted by video conference or teleconference except upon the agreement of both parties or the request of the Arbitrator.

(e) The finding of the Arbitrator shall be final and binding upon the parties. Judgment upon any arbitration award rendered may be entered and enforced in any court of competent jurisdiction. The costs of the Arbitrator shall be shared equally between both parties. Each party, however, shall bear its own attorneys fees and costs in connection with the Arbitration.

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Recognition of Assignee

14. (a) From and after the date hereof, subject to Sections 16 and 17 below, the Bank shall recognize Assignee as owner of the Mortgage Loans and will service the Mortgage Loans and perform its obligations hereunder for the benefit of the Assignee in accordance with the Sale and Servicing Agreement and the Purchase Agreement, each as modified hereby or as may be amended from time to time, as if Assignee and the Bank had entered into a separate servicing agreement for the purchase and servicing of the Mortgage Loans.

(b) From and after the date hereof, the Bank further agrees that the provisions of the Sale and Servicing Agreement shall apply to all of the Mortgage Loans as though all of the Mortgage Loans were sold by the Bank thereunder; provided, however, that Subsection 7.04 (Repurchase of Mortgage Loans with Early Payment Default) and Subsection 7.05 (Purchase Price Protection) of the Purchase Agreement shall apply to the Attachment 1B Mortgage Loans as though set forth in the Sale and Servicing Agreement.

(c) It is the intention of Assignor, Depositor, the Bank and Assignee that this Agreement, which includes the Sale and Servicing Agreement, shall constitute a separate and distinct servicing agreement, and the entire servicing agreement, between the Bank and Assignee to the extent of the Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

15. The Mortgage Loans shall be serviced by the Bank for Assignee in accordance with all applicable state, federal and local laws as well as in conformity with the provisions of the applicable Mortgages and Mortgage Notes, and pursuant to the terms and conditions of this Agreement.

Continuing Rights and Responsibilities

16. (a) Controlling Holder Rights. The Bank agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will assume all of Assignee's rights and all related responsibilities as Purchaser under each of the following sections of the Sale and Servicing Agreement:

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Sale and Servicing Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

11.20	Seller and Servicer Shall Provide Access and Information as Reasonably Required

(b) Notwithstanding Sections 1 and 2 above, Assignor reserves its rights under, and does not assign to Assignee or Depositor, the ongoing rights to take action and the responsibilities of the Purchaser under the sections of the Purchase Agreement and the Sale and Servicing Agreement listed below:

Purchase Agreement:

Section	Matter
7.04 7.05	Repurchase of Mortgage Loans with Early Payment Default Purchase Price Protection

Sale and Servicing Agreement:

Subsection	Matter
7.05	Purchase Price Protection
Addendum I	Regulation AB Compliance Addendum

(c) In addition, the Bank agrees to furnish to Assignor and to Wells Fargo Bank, N.A., as master servicer or securities administrator under the Pooling and Servicing Agreement (the “Master Servicer”), copies of reports, notices, statements and other communications required to be delivered to the Purchaser by the Bank pursuant to any of the sections of the Sale and Servicing Agreement referred to above and under the following sections, at the times therein specified:

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Sale and Servicing Agreement:

Subsection

11.09	Transfer of Accounts

11.16	Statements to the Purchaser

Subsection 2.04 of Addendum I	Servicer Compliance Statement

Subsection 2.05 of Addendum I	Report on Assessment of Compliance and Attestation

(d) If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights and responsibilities assumed by the Controlling Holder pursuant to Section 16(a) shall terminate and revert to Assignee. Assignor will provide thirty (30) days notice to the Bank of any such termination of which Assignor has knowledge. Upon the first exercise of an enforcement of any rights pursuant to Section 16(a), Assignee shall notify (or cause the Master Servicer to notify) the Bank that there is no longer a Controlling Holder.

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Amendments to Sale and Servicing Agreement

17. The parties agree that the Sale and Servicing Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a) Definitions.

(i) The definitions of “Arbitration,” “Business Day,” “Opinion of Counsel,” “Repurchase Price” and “Servicing Fee Rate” set forth in Section 1 of the Sale and Servicing Agreement shall be deleted and replaced in their entirety as follows, and the following definitions of “Affiliate,” “Clean-up Call,” “Controlling Holder,” “Eligible Account,” “Eligible Investment,” “Principal Forbearance Amount,” “Securities Administrator” and “Servicing Modification” shall be added to Section 1 of the Sale and Servicing Agreement:

Affiliate: With respect to any specified Person, another Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Arbitration: Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in San Francisco, California or other place mutually acceptable to the parties to the arbitration.

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Maryland, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Clean-up Call: The optional purchase of the mortgage loans subject to the Pooling and Servicing Agreement and all property acquired in respect of any such mortgage loan remaining in the trust fund created pursuant to the Pooling and Servicing Agreement on any date on which the aggregate stated principal balance is less than 10% of the aggregate stated principal balance as of March 1, 2012, in accordance with the Pooling and Servicing Agreement.

Controlling Holder: At any time, the holder of the majority of the class principal amount of the most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement or, if the class principal amount of the most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement is zero, the holder of the majority of the class principal amount of the second most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement. If the class principal amount of the second most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement is zero, then no entity will have any rights as a Controlling Holder.

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Eligible Account: Any account or accounts maintained with a federal or state chartered depository institution or trust company the short-term and long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) are rated in the highest rating category of the Rating Agency with respect to short-term unsecured debt obligations and in one of the two highest rating categories of Fitch, Inc. (the “Rating Agency”) with respect to long-term unsecured debt obligations at the time any amounts are held on deposit therein. Eligible Accounts may bear interest. If the rating of the short-term or long-term unsecured debt obligations of the depository institution or trust company that maintains the account or accounts is no longer in the highest rating category of the Rating Agency with respect to short-term unsecured debt obligations or in one of the two highest rating categories of the Rating Agency with respect to long-term unsecured debt obligations, the funds on deposit therewith in connection with this transaction shall be transferred to an Eligible Account within 30 days of such downgrade.

Eligible Investments: At any time, any one or more of the following obligations and securities:

(i) direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(ii) (a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in the highest rating category by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

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(iii) repurchase obligations with a term not to exceed thirty (30) days and with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

(iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating category by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, in each case at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated in the highest rating category by the Rating Agency at the time of such investment; and

(vi) any money market funds rated in one of the two highest rating categories by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations;

provided, however, that no instrument or security shall be an Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

Opinion of Counsel: A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed, and which must be Independent outside counsel with respect to any such opinion of counsel concerning the taxation or the federal income tax status of each REMIC.

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Principal Forbearance Amount: With respect to a Mortgage Loan that was the subject of a Servicing Modification, the amount, if any, of principal of the Mortgage Loan that has been deferred and that does not accrue interest.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Loan Remittance Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution in connection with such Mortgage Loan; which Repurchase Price proceeds shall be deposited in the Custodial Account for withdrawal by the Servicer in accordance with Subsection 11.05; provided, however, that if at the time of repurchase the Servicer is not the Seller or an Affiliate of the Seller, the amount described in clause (ii) shall be computed as the sum of (a) the Mortgage Loan Remittance Rate and (b) the Servicing Fee Rate.

Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate set forth on the related Mortgage Loan Schedule or if not specified thereon, in the related PPTL, which rate shall be increased by the amount of any increase in the Mortgage Interest Rate for any such Mortgage Loan pursuant to the terms of the related Mortgage Note due to the termination of an automatic debit or direct deposit account.

Securities Administrator: Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement, or any successor in interest, or if any successor Securities Administrator shall be appointed as provided in the Pooling and Servicing Agreement, then such successor Securities Administrator.

Servicing Modification: Any reduction of the Mortgage Interest Rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, any Principal Forbearance Amount and any other modification, in each case pursuant to a modification of a Mortgage Loan that is in default or for which, in the judgment of the Servicer, default is reasonably foreseeable in accordance with the Sale and Servicing Agreement.

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(b) Servicing Standard. In servicing the Mortgage Loans in accordance with this Agreement and Customary Servicing Procedures, the Servicer shall service the Mortgage Loans with a view to the best interests of all holders of the Sequoia Mortgage Trust 2012-2 Mortgage Pass-Through Certificates as a single class.

(c) Segregated Custodial Account. The Servicer shall establish a Custodial Account pursuant to Subsection 11.04 of the Sale and Servicing Agreement which shall be titled “First Republic Bank, in trust for U.S. Bank National Association, as trustee of the Sequoia Mortgage Trust 2012-2” (the “2012-2 Custodial Account”), which shall be the Custodial Account under this Agreement for all purposes. If the 2012-2 Custodial Account is no longer an Eligible Account, the Servicer shall transfer the 2012-2 Custodial Account to an account that is an Eligible Account. The 2012-2 Custodial Account shall qualify as an Eligible Account.

(d) Determination of Breach of Representations and Warranties. The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(e) Transfer of Eligible Investments. The following sentences shall be added at the end of the last paragraph of Subsection 11.04:

Notwithstanding anything to the contrary in this Agreement, for all Eligible Investments rated at least "F1/A+"(short/long) that have terms greater than 60 days, in the event of a downgrade of such Eligible Investment below "F1" (or "A+" if no short term rating) Servicer agrees to remove such Eligible Investment within 60 days of such downgrade. Servicer acknowledges and agrees that Servicer shall bear any losses incurred with respect to removal of such Eligible Investment following such a downgrade and that any losses shall be immediately deposited by the Servicer in the 2012-2 Custodial Account, as appropriate, out of the Servicer’s own funds, with no right to reimbursement therefor.

15

(f) Transfer of Accounts. The second sentence of Subsection 11.09 shall be deleted and replaced in its entirety as follows:

Pursuant to Subsections 11.04 and 11.06, such transfer shall be made only with the Purchaser’s approval, which shall not unreasonably be withheld.

(g) Form of Monthly Report. The Servicer shall provide monthly accounting reports to the Purchaser and Master Servicer, pursuant to Subsection 11.16 of the Sale and Servicing Agreement, with the information required by the monthly reporting format of the Master Servicer as previously provided to the Servicer by Assignor. Such reports shall be provided not later than the fifth (5th) Business Day of each calendar month.

(h) Shorter Cure Period for Failure to Provide Distribution Data. An additional “Event of Default” shall be listed in Subsection 13.01, to be inserted after clause (h), to read in its entirety as follows:

or (i) Servicer shall fail to provide to Purchaser the data required to be provided pursuant to the first paragraph of Subsection 11.16 and such failure shall continue for three Business Days after notice of such failure has been given to Servicer by Purchaser;

(i) Clean-up Call. A new Section 33 shall be added to the Sale and Servicing Agreement, to read in its entirety as follows:

SECTION 33. Clean-up Call. In the event a Clean-up Call is exercised, the purchaser of the remaining Mortgage Loans (a) shall have all right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to such Mortgage Loans and (b) shall be bound as “Purchaser” under the Sale and Servicing Agreement from and after the date it exercises the Clean-up Call. The remaining Mortgage Loans shall be serviced by the Bank for such purchaser in accordance with the terms and conditions of the Sale and Servicing Agreement.

(j) REMIC Provisions.

(i) The following definition of “REMIC Provisions” is hereby added to Section 1 of the Sale and Servicing Agreement:

REMIC Provisions: Sections 860A through 860G of the Internal Revenue Code; such other provisions of the Code as relate to an entity created thereunder; the regulations promulgated pursuant such sections and provisions of the Code; and published guidance issued by the Internal Revenue Service relating to such Code sections and regulations.

(ii) The following paragraph shall be added to the end of Subsection 11.13, to read in its entirety as follows:

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If a Mortgage Loan is held by a REMIC, the Servicer shall not acquire any real property (or personal property incident to such real property) in respect of such Mortgage Loan except in connection with a default or imminent default of such Mortgage Loan. In the event that a REMIC acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Servicer as soon as practicable in a manner that, consistent with prudent mortgage loan servicing practices, maximizes the net present value of the recovery to the trust formed pursuant to the Pooling and Servicing Agreement (the “Trust”), but in any event within three years after its acquisition by such REMIC unless the Servicer provides to the Purchaser and the Securities Administrator an Opinion of Counsel to the effect that the holding by such REMIC of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on “prohibited transactions” on such REMIC as defined in Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by such REMIC is located or cause such REMIC to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by such REMIC is located at any time that any mortgage pass-through certificates representing interests in such REMIC are outstanding. The Servicer shall conserve, protect and operate each such property for such REMIC solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) or result in the receipt by such REMIC of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the assets of the Trust, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Trust for the period prior to the sale of such property. Additionally, the Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Purchaser and the Securities Administrator an Officers’ Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

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(iii) The following additional provisions shall be added after Subsection 11.23, to read in its entirety as follows:

Subsection 11.24 Compliance with REMIC Provisions. If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contribution” to a REMIC set forth in Section 860G(d) of the Code unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such actions) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

(k) Avoidance of Consolidation.

(i)       The following Subsection 7.06 shall be added at the end of Section 7, to read in its entirety as follows:

Subsection 7.06 Avoidance of Consolidation.

(a) The Servicer covenants and agrees that it shall not hold or purchase any certificate (a “Certificate”) issued by the trust created by the Pooling and Servicing Agreement (the “Trust”) if its holding or purchase of such Certificate (or interest therein) would cause the Servicer to be required to consolidate any assets of the Trust on its financial statements under U.S. generally accepted accounting principles (“Consolidate” or “Consolidation”). The Servicer shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that its holding or purchase of such Certificate (or interest therein) will not cause the Servicer to be required to Consolidate any assets of the Trust on its financial statements.

If the Servicer's holding or purchase of a Certificate (or interest therein) does in fact cause such Consolidation, then the last preceding transferee that is not required to Consolidate shall be restored, to the extent permitted by law, to all rights and obligations as owner of such Certificate retroactive to the date of such transfer of such Certificate. If the Servicer holds or purchases a Certificate (or interest therein) in violation of the restrictions in this Subsection 7.06 and to the extent that the retroactive restoration of the rights of the owner of such Certificate as described in the immediately preceding sentence shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the owner or any prior owner of such Certificate, to sell such Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose. The Servicer shall promptly endorse and deliver such Certificate (or otherwise transfer a book-entry Certificate) in accordance with the instructions of the Securities Administrator. The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its Affiliates), expenses and taxes due, if any, shall be remitted by the Securities Administrator to the Servicer. The terms and conditions of any sale under this Subsection 7.06 shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any owner of a Certificate as a result of its exercise of such discretion. The Servicer shall indemnify and hold harmless the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such holding or purchase resulting in a Consolidation.

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(b) The Servicer covenants and agrees that it shall not transfer its servicing rights and duties under this Agreement and the Sale and Servicing Agreement to an insured depository institution, as such term is defined in the Federal Deposit Insurance Act (an “IDI”) (an IDI in such capacity, an “IDI Servicer Transferee”) unless the Purchaser and the Servicer shall have received a representation from the IDI Servicer Transferee that the acquisition of such servicing rights and duties will not cause the IDI Servicer Transferee to be required to Consolidate any assets of the Trust on its financial statements. Any IDI Servicer Transferee shall be deemed to have represented by virtue of its acquisition of such servicing rights and duties that such acquisition will not cause Consolidation. Any IDI Servicer Transferee who acquires such servicing rights and duties without providing the representation described above or whose acquisition of such servicing rights and duties has required it to Consolidate any assets of the Trust on its financial statements shall indemnify and hold harmless the Servicer, the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition.

(ii) An additional “Event of Default” shall be listed in Subsection 13.01, to be inserted after clause (i) added in Section 14(f) of this Agreement above, to read in its entirety as follows:

or (j)(A) the purchase or holding by the Servicer of any Certificate such that the Servicer is required to Consolidate any assets of the Trust on its financial statements, provided that such purchase or holding of a Certificate shall not constitute an Event of Default if, within 45 days of (1) the date of such purchase or acquisition or (2) if such requirement to Consolidate is not effective on the date of such purchase or acquisition, the date the Servicer becomes aware of such requirement to Consolidate, the Servicer causes such requirement to Consolidate not to apply; or (B) the failure of the Servicer to obtain from an IDI Servicer Transferee the representation described in Section 7.06(b) prior to the transfer to such IDI Servicer Transferee of any servicing rights or duties.

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(l) Foreclosure Proceedings. The first sentence of Subsection 11.13 is hereby deleted and replaced in its entirety with the following:

Subject to Subsection 11.02, in the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trust, where permitted by applicable law or regulation, and where not so permitted, in the name of the trustee of the Trust or its nominee.

(m) Modification Payment Plans and Foreclosure Approvals.

(i) The first sentence of the fifth paragraph of Subsection 11.01 is hereby deleted and replaced in its entirety with the following:

Consistent with the terms of this Agreement, and subject to the REMIC Provisions if the Mortgage Loans have been transferred to a REMIC, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, however, that the Servicer shall not enter into any payment plan or agreement to modify payments with a Mortgagor lasting more than twelve (12) months or permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, the Lifetime Rate Cap (if applicable), the Initial Rate Cap (if applicable), the Periodic Rate Cap (if applicable) or the Gross Margin (if applicable), agree to the capitalization of arrearages, including interest, fees or expenses owed under the Mortgage Loan, make any future advances or extend the final maturity date with respect to such Mortgage Loan, or accept substitute or additional collateral or release any collateral for such Mortgage Loan, unless (1) the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, (2) the modification is in accordance with the customary procedures of the Servicer, which may change from time to time, or industry-accepted programs, and (3) the Purchaser has approved such action.

(ii) The third sentence of the last paragraph of Subsection 11.01 is hereby deleted and replaced in its entirety with the following:

In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser provides written approval for the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient fully to reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Subsection 11.05 hereof.

20

(n) Servicer Reports. The Servicer shall provide monthly reports to the Purchaser pursuant to Subsection 11.16 of the Sale and Servicing Agreement in the formats attached hereto as Exhibits 10 and 11, or in such other format as the Servicer, the Purchaser and the Depositor shall agree in writing.

(o) Assumption Agreements. The first sentence of Subsection 11.18 is hereby deleted and replaced in its entirety with the following:

The Servicer will use its best efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note; provided that, subject to the Purchaser’s prior approval for the release of liability from the original borrower, the Servicer shall permit such assumption if so required in accordance with the terms of the Mortgage or the Mortgage Note.

(p) Indemnification Expenses. The first sentence of Subsection 12.01(b) is hereby deleted and replaced in its entirety with the following:

The Servicer shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, and the Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees.

(q) The rights under the Purchase Agreement and the Sale and Servicing Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement and the Sale and Servicing Agreement as amended by this Agreement.

Miscellaneous

18. All demands, notices and communications related to the Mortgage Loans, the Sale and Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)	In the case of the Bank,

First Republic Bank

111 Pine Street

San Francisco, CA 94111

Attention: Tony Sachs

with a copy to the General Counsel at the same address

21

(b)	In the case of Assignee,

U.S. Bank National Association

60 Livingston Avenue

EP-MN-WS3D

St. Paul, Minnesota, 55107

Attention: Structured Finance – Sequoia Mortgage Loan Trust 2012-2

(c)	In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)	In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)	In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager -- Sequoia Mortgage Trust 2012-2

(f)	In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

22

19. This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

20. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

21. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or the Bank may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or the Bank, respectively, hereunder.

22. This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of each of the Sale and Servicing Agreement to the extent of the Attachment 1A Mortgage Loans and the assignment of the Purchase Agreement to the extent of the Attachment 1B Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of each of the Sale and Servicing Agreement and the Purchase Agreement.

23. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

24. The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. The Bank hereby consents to such exercise and enforcement.

25. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by U.S. Bank National Association (“U.S. Bank”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by U.S. Bank but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of U.S. Bank, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall U.S. Bank in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Purchaser under the Sale and Servicing Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

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26. Master Servicer. The Bank hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of the Bank and the Servicer hereunder and under the Sale and Servicing Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Sale and Servicing Agreement, other than the rights assumed by the Controlling Holder assumed under Section 13(a) above.

The Bank shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #6188200, Sequoia Mortgage Trust 2012-2 Distribution Account

27. The Bank acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Requests for Mortgage Loan Documents required by the Bank to perform its duties under the Sale and Servicing Agreement shall be directed to Wells Fargo Bank, N.A., as custodian, using the form of Request for Release in the form of Exhibit F hereto. The Bank shall provide the Custodian with the specimen signatures of the Bank's authorized servicing representatives using the form in Exhibit D-3 hereto. Notwithstanding Section 10 of the Sale and Servicing Agreement, the Bank shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Sale and Servicing Agreement.

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28. Helping Families Act Notice. Assignor hereby requests that the Bank furnish each Mortgagor with the notice described in Subsection 6.04 of the Sale and Servicing Agreement, in the form attached as Exhibit 8 thereto and using U.S. Bank National Association, as trustee of the Sequoia Mortgage Trust 2012-2 as the investor name, in accordance with the terms of Subsection 6.04 therein, and the Bank hereby covenants that it shall furnish each Mortgagor with such notice as provided therein.

29. Rule 17g-5 Compliance. The Bank hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination or servicing thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2012-2” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify the Bank in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. The Bank shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 29 prohibit or restrict oral or written communications, or providing information, between the Bank, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to the Bank, (ii) such Rating Agency’s or NRSRO’s approval of the Bank as a residential mortgage master, special or primary servicer, or (iii) such Rating Agency’s or NRSRO’s evaluation of the Bank’s servicing operations in general; provided, however, that the Bank shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

25

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION
CORPORATION

Assignor

By:

Name:

Title:

SEQUOIA RESIDENTIAL FUNDING, INC.

Depositor

By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION, not in its
individual capacity but solely as Trustee,

Assignee

By:

Name:

Title:

FIRST REPUBLIC BANK

Bank

By:

Name:

Title:

Accepted and agreed to by:

WELLS FARGO BANK, N.A.

Master Servicer

By:

Name:

Title:

26

ATTACHMENT 1A

MORTGAGE LOAN SCHEDULE

27

KEY	CounterParty	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Servicer Loan Number	Amortization Type	Lien Position
1	FRB	1002338	0.0025			1002338	1	3000001081	12-473006-5	1	1
2	FRB	1002338	0.0025			1002338	1	993000189	22-468595-4	1	1
3	FRB	1002338	0.0025			1002338	1	993000160	12-476337-1	1	1
4	FRB	1002338	0.0025			1002338	1	993000156	12-476256-3	1	1
5	FRB	1002338	0.0025			1002338	1	993000148	12-476049-2	1	1
6	FRB	1002338	0.0025			1002338	1	993000130	12-475821-5	1	1
7	FRB	1002338	0.0025			1002338	1	993000125	12-475753-0	1	1
8	FRB	1002338	0.0025			1002338	1	993000124	12-475750-6	1	1
9	FRB	1002338	0.0025			1002338	1	993000121	12-475717-5	1	1
10	FRB	1002338	0.0025			1002338	1	993000120	12-475709-2	1	1
11	FRB	1002338	0.0025			1002338	1	993000114	12-475549-2	1	1
12	FRB	1002338	0.0025			1002338	1	993000111	12-475426-3	1	1
13	FRB	1002338	0.0025			1002338	1	993000109	12-475299-4	1	1
14	FRB	1002338	0.0025			1002338	1	993000108	12-475259-8	1	1
15	FRB	1002338	0.0025			1002338	1	993000107	12-475211-9	1	1
16	FRB	1002338	0.0025			1002338	1	3000001419	12-475113-7	1	1
17	FRB	1002338	0.0025			1002338	1	993000105	12-475083-2	1	1
18	FRB	1002338	0.0025			1002338	1	993000104	12-475069-1	1	1
19	FRB	1002338	0.0025			1002338	1	993000102	12-474971-9	1	1
20	FRB	1002338	0.0025			1002338	1	993000101	12-474943-8	1	1
21	FRB	1002338	0.0025			1002338	1	993000098	12-474835-6	1	1
22	FRB	1002338	0.0025			1002338	1	993000096	12-474804-2	1	1
23	FRB	1002338	0.0025			1002338	1	993000095	12-474790-3	1	1
24	FRB	1002338	0.0025			1002338	1	993000094	12-474765-5	1	1
25	FRB	1002338	0.0025			1002338	1	993000093	12-474723-4	1	1
26	FRB	1002338	0.0025			1002338	1	993000092	12-474700-2	1	1
27	FRB	1002338	0.0025			1002338	1	993000090	12-474566-7	1	1
28	FRB	1002338	0.0025			1002338	1	993000089	12-474556-8	1	1
29	FRB	1002338	0.0025			1002338	1	993000088	12-474537-8	1	1
30	FRB	1002338	0.0025			1002338	1	993000087	12-474373-8	1	1
31	FRB	1002338	0.0025			1002338	1	993000086	12-474369-6	1	1
32	FRB	1002338	0.0025			1002338	1	993000085	12-474277-1	1	1
33	FRB	1002338	0.0025			1002338	1	993000084	12-474196-3	1	1
34	FRB	1002338	0.0025			1002338	1	993000083	12-474066-8	1	1
35	FRB	1002338	0.0025			1002338	1	993000082	12-474059-3	1	1
36	FRB	1002338	0.0025			1002338	1	993000079	12-473781-3	1	1
37	FRB	1002338	0.0025			1002338	1	993000078	12-473707-8	1	1
38	FRB	1002338	0.0025			1002338	1	993000077	12-473677-3	1	1
39	FRB	1002338	0.0025			1002338	1	993000076	12-473669-0	1	1
40	FRB	1002338	0.0025			1002338	1	993000073	12-473570-0	1	1
41	FRB	1002338	0.0025			1002338	1	993000070	12-473350-7	1	1
42	FRB	1002338	0.0025			1002338	1	993000069	12-473327-5	1	1
43	FRB	1002338	0.0025			1002338	1	993000067	12-473233-5	1	1
44	FRB	1002338	0.0025			1002338	1	993000064	12-473092-5	1	1
45	FRB	1002338	0.0025			1002338	1	993000063	12-473018-0	1	1
46	FRB	1002338	0.0025			1002338	1	993000062	12-472990-1	1	1
47	FRB	1002338	0.0025			1002338	1	993000061	12-472966-1	1	1
48	FRB	1002338	0.0025			1002338	1	993000059	12-472902-6	1	1
49	FRB	1002338	0.0025			1002338	1	993000058	12-472876-2	1	1
50	FRB	1002338	0.0025			1002338	1	993000057	12-472867-1	1	1
51	FRB	1002338	0.0025			1002338	1	993000054	12-472768-1	1	1
52	FRB	1002338	0.0025			1002338	1	993000053	12-472714-5	1	1
53	FRB	1002338	0.0025			1002338	1	993000052	12-472673-3	1	1
54	FRB	1002338	0.0025			1002338	1	993000051	12-472668-3	1	1
55	FRB	1002338	0.0025			1002338	1	993000046	12-472495-1	1	1
56	FRB	1002338	0.0025			1002338	1	993000045	12-472455-5	1	1
57	FRB	1002338	0.0025			1002338	1	993000044	12-472425-8	1	1
58	FRB	1002338	0.0025			1002338	1	993000043	12-472421-7	1	1
59	FRB	1002338	0.0025			1002338	1	993000041	12-472407-6	1	1
60	FRB	1002338	0.0025			1002338	1	993000040	12-472315-1	1	1
61	FRB	1002338	0.0025			1002338	1	993000039	12-472310-2	1	1
62	FRB	1002338	0.0025			1002338	1	993000038	12-472266-6	1	1
63	FRB	1002338	0.0025			1002338	1	993000036	12-472241-9	1	1
64	FRB	1002338	0.0025			1002338	1	993000034	12-472083-5	1	1
65	FRB	1002338	0.0025			1002338	1	993000033	12-472070-2	1	1
66	FRB	1002338	0.0025			1002338	1	993000031	12-471985-2	1	1
67	FRB	1002338	0.0025			1002338	1	993000027	12-471761-7	1	1
68	FRB	1002338	0.0025			1002338	1	993000026	12-471754-2	1	1
69	FRB	1002338	0.0025			1002338	1	993000024	12-471618-9	1	1
70	FRB	1002338	0.0025			1002338	1	993000023	12-471609-8	1	1
71	FRB	1002338	0.0025			1002338	1	993000022	12-471590-0	1	1
72	FRB	1002338	0.0025			1002338	1	993000020	12-471562-9	1	1
73	FRB	1002338	0.0025			1002338	1	993000013	12-471003-4	1	1
74	FRB	1002338	0.0025			1002338	1	993000011	12-470045-6	1	1
75	FRB	1002338	0.0025			1002338	1	993000010	12-469847-8	1	1
76	FRB	1002338	0.0025			1002338	1	993000008	12-467546-8	1	1
77	FRB	1002338	0.0025			1002338	1	993000004	12-114266-0	1	1
78	FRB	1002338	0.0025			1002338	1	3000001950	22-476873-5	1	1
79	FRB	1002338	0.0025			1002338	1	3000001986	12-477137-4	1	1
80	FRB	1002338	0.0025			1002338	1	993000016	12-471133-9	1	1
81	FRB	1002338	0.0025			1002338	1	993000017	12-471297-2	1	1
82	FRB	1002338	0.0025			1002338	1	993000018	12-471471-3	1	1
83	FRB	1002338	0.0025			1002338	1	993000019	12-471514-0	1	1
84	FRB	1002338	0.0025			1002338	1	993000003	12-114252-0	1	1
85	FRB	1002338	0.0025			1002338	1	993000028	12-471820-1	1	1
86	FRB	1002338	0.0025			1002338	1	993000029	12-471847-4	1	1
87	FRB	1002338	0.0025			1002338	1	993000025	12-471684-1	1	1
88	FRB	1002338	0.0025			1002338	1	993000048	12-472624-6	1	1
89	FRB	1002338	0.0025			1002338	1	993000037	12-472247-6	1	1
90	FRB	1002338	0.0025			1002338	1	993000056	12-472804-4	1	1
91	FRB	1002338	0.0025			1002338	1	993000050	12-472660-0	1	1
92	FRB	1002338	0.0025			1002338	1	993000060	12-472947-1	1	1
93	FRB	1002338	0.0025			1002338	1	993000190	22-473341-6	1	1
94	FRB	1002338	0.0025			1002338	1	993000068	12-473288-9	1	1
95	FRB	1002338	0.0025			1002338	1	993000015	12-471102-4	1	1
96	FRB	1002338	0.0025			1002338	1	993000072	12-473507-2	1	1
97	FRB	1002338	0.0025			1002338	1	993000047	12-472530-5	1	1
98	FRB	1002338	0.0025			1002338	1	993000097	12-474825-7	1	1
99	FRB	1002338	0.0025			1002338	1	993000146	12-476014-6	1	1
100	FRB	1002338	0.0025			1002338	1	993000123	12-475738-1	1	1
101	FRB	1002338	0.0025			1002338	1	3000002103	12-475757-1	1	1
102	FRB	1002338	0.0025			1002338	1	3000002417	12-479062-2	1	1
103	FRB	1002338	0.0025			1002338	1	3000002911	12-478603-4	1	1
104	FRB	1002338	0.0025			1002338	1	3000001896	12-475996-5	1	1
105	FRB	1002338	0.0025			1002338	1	3000002104	12-477461-8	1	1
106	FRB	1002338	0.0025			1002338	1	3000002906	12-475616-9	1	1
107	FRB	1002338	0.0025			1002338	1	3000002967	12-477408-9	1	1
108	FRB	1002338	0.0025			1002338	1	3000002913	12-478656-2	1	1
109	FRB	1002338	0.0025			1002338	1	3000002961	12-478692-7	1	1
110	FRB	1002338	0.0025			1002338	1	3000002908	12-478762-8	1	1
111	FRB	1002338	0.0025			1002338	1	3000002923	12-478892-3	1	1
112	FRB	1002338	0.0025			1002338	1	3000002914	12-478971-5	1	1
113	FRB	1002338	0.0025			1002338	1	3000002924	12-479189-3	1	1
114	FRB	1002338	0.0025			1002338	1	3000002957	12-479199-2	1	1
115	FRB	1002338	0.0025			1002338	1	3000002940	12-479289-1	1	1
116	FRB	1002338	0.0025			1002338	1	3000002927	12-479398-0	1	1
117	FRB	1002338	0.0025			1002338	1	3000002969	12-479777-5	1	1
118	FRB	1002338	0.0025			1002338	1	3000002947	12-479872-4	1	1
119	FRB	1002338	0.0025			1002338	1	993000001	12-114172-0	1	1
120	FRB	1002338	0.0025			1002338	1	3000002291	12-478541-6	1	1
121	FRB	1002338	0.0025			1002338	1	3000002038	12-476326-4	1	1

KEY	HELOC Indicator	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)
1	0	7						1	0	0
2	0	7						1	0	0
3	0	7						1	0	0
4	0	7						1	0	0
5	0	7						1	0	0
6	0	6						1	0	0
7	0	7						1	0	0
8	0	7						1	0	0
9	0	9						1	0	0
10	0	9						1	0	0
11	0	7						1	0	0
12	0	9						1	0	0
13	0	9						1	0	0
14	0	9						1	0	0
15	0	9						1	0	0
16	0	9						1	0	0
17	0	9						1	0	0
18	0	7						1	0	0
19	0	7						1	0	0
20	0	9						1	0	0
21	0	9						1	0	0
22	0	9						1	0	0
23	0	9						1	0	0
24	0	7						1	0	0
25	0	9						1	0	0
26	0	9						1	0	0
27	0	9						1	0	0
28	0	9						1	0	0
29	0	9						1	0	0
30	0	9						1	0	0
31	0	9						1	0	0
32	0	7						1	0	0
33	0	9						1	0	0
34	0	9						1	0	0
35	0	3						1	0	0
36	0	7						1	0	0
37	0	3						1	0	0
38	0	9						1	0	0
39	0	7						1	0	0
40	0	9						1	0	0
41	0	7						1	0	0
42	0	7						1	0	0
43	0	9						1	0	0
44	0	9						1	0	0
45	0	7						1	0	0
46	0	7						1	0	0
47	0	9						1	0	0
48	0	7						1	0	0
49	0	9						1	0	0
50	0	3						1	4	0
51	0	7						1	0	0
52	0	7						1	0	0
53	0	9						1	0	0
54	0	9						1	0	0
55	0	7						1	0	0
56	0	3						1	0	0
57	0	6						1	0	0
58	0	7						1	0	0
59	0	9						1	0	0
60	0	9						1	0	0
61	0	3						1	0	0
62	0	7						1	0	0
63	0	9						1	0	0
64	0	6						1	0	0
65	0	7						1	0	0
66	0	7						1	0	0
67	0	7						1	0	0
68	0	9						1	0	0
69	0	7						1	0	0
70	0	7						1	0	0
71	0	7						1	0	0
72	0	7						1	0	0
73	0	7						1	0	0
74	0	9						1	0	0
75	0	9						1	0	0
76	0	9						1	0	0
77	0	3						1	0	0
78	0	9						1	0	0
79	0	7						1	0	0
80	0	7						1	0	0
81	0	7						1	0	0
82	0	7						1	0	0
83	0	9						1	0	0
84	0	7						1	0	0
85	0	7						1	0	0
86	0	9						1	0	0
87	0	7						1	0	0
88	0	9						1	0	0
89	0	3						1	0	0
90	0	7						1	0	0
91	0	3						1	0	0
92	0	7						1	0	0
93	0	7						1	0	0
94	0	9						1	0	0
95	0	9						1	0	0
96	0	7						1	0	0
97	0	7						1	0	0
98	0	7						1	0	0
99	0	7						1	0	0
100	0	7						1	0	0
101	0	6						1	0	0
102	0	6						1	0	0
103	0	9						1	0	0
104	0	7						1	0	0
105	0	9						1	0	0
106	0	7						1	0	0
107	0	9						1	0	0
108	0	9						1	0	0
109	0	7						1	0	0
110	0	9						1	0	0
111	0	7						1	0	0
112	0	3						1	0	0
113	0	7						1	0	0
114	0	3						1	0	0
115	0	7						1	0	0
116	0	3						1	0	0
117	0	7						1	0	0
118	0	7						1	0	0
119	0	9						1	0	0
120	0	7						1	0	0
121	0	9						1	0	0

KEY	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator	Original Interest Only Term
1				0.00		20110823	980,000.00	0.0475	360	360	20111001	1	0
2				0.00		20110817	1,272,000.00	0.0495	360	360	20111001	1	120
3				0.00		20111021	843,750.00	0.0460	360	360	20120101	1	0
4				0.00		20111024	918,400.00	0.0460	360	360	20111201	1	120
5				0.00		20111013	1,436,050.00	0.0430	360	360	20111201	1	120
6				0.00		20111019	675,600.00	0.0445	360	360	20111201	1	0
7				0.00		20111018	1,020,000.00	0.0425	360	360	20111201	1	0
8				300,000.00		20111028	1,600,000.00	0.0430	360	360	20111201	1	0
9				0.00		20111007	400,000.00	0.0380	360	360	20111201	1	0
10				67,500.00		20111017	1,473,000.00	0.0440	360	360	20111201	1	0
11				0.00		20111011	1,050,000.00	0.0475	360	360	20111201	1	120
12				130,000.00		20111014	487,500.00	0.0400	360	360	20111201	1	0
13				0.00		20111012	1,000,000.00	0.0450	360	360	20111201	1	0
14				200,000.00		20111007	878,000.00	0.0445	360	360	20111201	1	0
15				183,000.00		20111019	985,000.00	0.0420	360	360	20111201	1	0
16				0.00		20111025	1,225,000.00	0.0455	360	360	20120101	1	0
17				0.00		20111005	1,400,000.00	0.0430	360	360	20111201	1	0
18				0.00		20110929	1,815,450.00	0.0420	360	360	20111201	1	0
19				0.00		20111004	940,000.00	0.0420	360	360	20111201	1	0
20				0.00		20111017	500,000.00	0.0440	360	360	20111201	1	0
21				110,000.00		20111003	1,000,000.00	0.0430	360	360	20111201	1	0
22				700,000.00		20110928	1,341,000.00	0.0430	360	360	20111201	1	0
23				0.00		20111019	640,000.00	0.0440	360	360	20111201	1	0
24				0.00		20110908	500,000.00	0.0430	360	360	20111101	1	0
25				0.00		20111007	1,050,000.00	0.0425	360	360	20111201	1	0
26				150,000.00		20110921	900,000.00	0.0425	360	360	20111101	1	0
27				250,000.00		20111001	407,000.00	0.0380	360	360	20111201	1	0
28				0.00		20111017	1,000,000.00	0.0420	360	360	20111201	1	0
29				371,250.00		20110929	915,000.00	0.0405	360	360	20111201	1	0
30				425,000.00		20110927	2,500,000.00	0.0425	360	360	20111201	1	0
31				240,000.00		20110923	2,000,000.00	0.0420	360	360	20111101	1	0
32				0.00		20111021	1,100,000.00	0.0460	360	360	20111201	1	120
33				150,000.00		20110915	1,300,000.00	0.0440	360	360	20111101	1	120
34				0.00		20110913	150,000.00	0.0555	360	360	20111101	1	0
35				0.00		20110913	112,000.00	0.0565	360	360	20111101	1	0
36				0.00		20110822	417,000.00	0.0425	360	360	20111101	1	0
37				0.00		20110909	44,135.00	0.0485	360	360	20111101	1	0
38				0.00		20110909	452,000.00	0.0515	360	360	20111101	1	0
39				0.00		20110819	1,000,000.00	0.0450	360	360	20111001	1	0
40				0.00		20110824	1,100,000.00	0.0475	360	360	20111101	1	0
41				0.00		20110805	280,000.00	0.0500	360	360	20111001	1	0
42				0.00		20110822	1,000,000.00	0.0445	360	360	20111101	1	0
43				70,000.00		20110819	870,000.00	0.0480	360	360	20111001	1	0
44				0.00		20110812	1,000,000.00	0.0460	360	360	20111001	1	0
45				0.00		20110815	378,900.00	0.0530	360	360	20111001	1	0
46				0.00		20110815	304,500.00	0.0530	360	360	20111001	1	0
47				0.00		20110804	1,100,000.00	0.0495	360	360	20111001	1	120
48				118,750.00		20110818	2,000,000.00	0.0475	360	360	20111001	1	0
49				250,000.00		20110822	990,000.00	0.0490	360	360	20111001	1	0
50				100,000.00		20110901	1,650,000.00	0.0435	360	360	20111101	1	0
51				0.00		20110715	1,700,000.00	0.0485	360	360	20110901	1	120
52				0.00		20110802	622,500.00	0.0485	360	360	20111001	1	0
53				0.00		20110801	825,000.00	0.0470	360	360	20111001	1	0
54				0.00		20110726	2,065,000.00	0.0460	360	360	20111001	1	0
55				0.00		20110726	716,000.00	0.0480	360	360	20111001	1	0
56				0.00		20110812	1,700,000.00	0.0490	360	360	20111001	1	0
57				0.00		20110729	610,000.00	0.0465	360	360	20110901	1	0
58				0.00		20110719	1,400,000.00	0.0455	360	360	20110901	1	0
59				0.00		20110725	127,500.00	0.0490	360	360	20111001	1	0
60				500,000.00		20111003	1,100,000.00	0.0415	360	360	20111201	1	0
61				0.00		20110721	150,000.00	0.0420	360	360	20111001	1	0
62				0.00		20110818	288,750.00	0.0445	360	360	20111001	1	0
63				0.00		20110914	835,000.00	0.0490	360	360	20111101	1	0
64				0.00		20110721	1,481,250.00	0.0455	360	360	20110901	1	0
65				0.00		20110722	959,200.00	0.0455	360	360	20110901	1	0
66				0.00		20110624	1,387,500.00	0.0455	360	360	20110901	1	0
67				0.00		20111007	787,500.00	0.0455	360	360	20111201	1	0
68				900,000.00		20110802	1,100,000.00	0.0485	360	360	20111001	1	0
69				220,000.00		20110808	1,500,000.00	0.0475	360	360	20111001	1	0
70				900,000.00		20110615	1,100,000.00	0.0485	360	360	20110801	1	120
71				0.00		20110809	829,000.00	0.0470	360	360	20111001	1	0
72				0.00		20110627	1,172,000.00	0.0470	360	360	20110801	1	0
73				275,000.00		20110809	1,569,000.00	0.0450	360	360	20111001	1	0
74				800,000.00		20110606	1,000,000.00	0.0455	360	360	20110801	1	0
75				0.00		20110721	394,860.00	0.0455	360	360	20111001	1	0
76				0.00		20110727	412,000.00	0.0530	360	360	20110901	1	0
77				183,000.00		20110830	417,000.00	0.0410	360	360	20111101	1	0
78				0.00		20111123	1,757,134.00	0.0455	360	360	20120101	1	0
79				0.00		20111202	740,000.00	0.0460	360	360	20120201	1	0
80				0.00		20110622	556,800.00	0.0480	360	360	20110801	1	120
81				0.00		20110805	956,250.00	0.0495	360	360	20111001	1	0
82				0.00		20110706	2,000,000.00	0.0490	360	360	20110901	1	120
83				0.00		20110712	1,120,740.00	0.0485	360	360	20110901	1	0
84				0.00		20110623	512,000.00	0.0485	360	360	20110901	1	120
85				0.00		20110708	1,537,500.00	0.0485	360	360	20110901	1	120
86				0.00		20110706	1,500,000.00	0.0485	360	360	20110901	1	120
87				500,000.00		20110816	1,000,000.00	0.0475	360	360	20111001	1	120
88				0.00		20110715	1,210,000.00	0.0455	360	360	20110901	1	0
89				750,000.00		20110729	1,000,000.00	0.0490	360	360	20111001	1	0
90				570,000.00		20110727	900,000.00	0.0475	360	360	20111001	1	120
91				0.00		20110804	400,000.00	0.0455	360	360	20111001	1	0
92				0.00		20110830	960,000.00	0.0470	360	360	20111001	1	120
93				0.00		20110803	540,000.00	0.0450	360	360	20111001	1	0
94				0.00		20110729	825,000.00	0.0485	360	360	20111001	1	120
95				0.00		20110817	1,750,000.00	0.0505	360	360	20111001	1	0
96				0.00		20110906	337,000.00	0.0430	360	360	20111101	1	0
97				0.00		20110822	280,000.00	0.0460	360	360	20111001	1	0
98				0.00		20110919	3,000,000.00	0.0425	360	360	20111101	1	120
99				450,000.00		20111020	850,000.00	0.0460	360	360	20111201	1	120
100				0.00		20111019	275,000.00	0.0455	360	360	20111201	1	0
101				0.00		20111122	1,100,000.00	0.0440	360	360	20120101	1	0
102				0.00		20111223	1,075,000.00	0.0420	360	360	20120201	1	0
103				0.00		20120126	520,000.00	0.0420	360	360	20120301	1	0
104				0.00		20111027	2,000,000.00	0.0515	360	360	20120101	1	120
105				0.00		20111208	1,480,000.00	0.0420	360	360	20120201	1	0
106				0.00		20120131	686,250.00	0.0440	360	360	20120301	1	0
107				0.00		20120202	1,970,000.00	0.0435	360	360	20120401	1	120
108				0.00		20120201	1,540,000.00	0.0415	360	360	20120401	1	0
109				0.00		20120123	900,000.00	0.0445	360	360	20120301	1	120
110				0.00		20120123	1,400,000.00	0.0420	360	360	20120301	1	0
111				0.00		20120203	537,600.00	0.0420	360	360	20120401	1	0
112				0.00		20120118	675,000.00	0.0405	360	360	20120301	1	0
113				0.00		20120131	980,000.00	0.0415	360	360	20120301	1	0
114				0.00		20120203	875,000.00	0.0400	360	360	20120401	1	0
115				0.00		20120110	1,400,000.00	0.0390	360	360	20120301	1	0
116				0.00		20120131	568,750.00	0.0415	360	360	20120401	1	0
117				0.00		20120124	712,500.00	0.0445	360	360	20120301	1	120
118				0.00		20120123	615,000.00	0.0420	360	360	20120301	1	0
119				0.00		20110729	340,000.00	0.0445	360	360	20111001	1	0
120				0.00		20111227	1,143,750.00	0.0420	360	360	20120301	1	0
121				0.00		20111208	756,000.00	0.0440	360	360	20120201	1	0

KEY	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period
1	0		972,528.52	0.0475	5,112.15	20120301	0	0
2	0		1,272,000.00	0.0495	5,247.00	20120301	0	0
3	0		840,464.24	0.0460	4,325.44	20120301	0	0
4	0		918,400.00	0.0460	3,520.53	20120301	0	0
5	0		1,436,050.00	0.0430	5,145.85	20120301	0	0
6	0		671,988.86	0.0445	3,403.13	20120301	0	0
7	0		1,014,348.91	0.0425	5,017.79	20120301	0	0
8	0		1,591,214.45	0.0430	7,917.95	20120301	0	0
9	0		297,283.32	0.0380	1,863.83	20120301	0	0
10	0		1,465,055.60	0.0440	7,376.21	20120301	0	0
11	0		1,050,000.00	0.0475	4,156.25	20120301	0	0
12	0		484,676.32	0.0400	2,327.40	20120301	0	0
13	0		994,300.43	0.0450	5,066.86	20120301	0	0
14	0		871,295.87	0.0445	4,422.66	20120301	0	0
15	0		979,493.90	0.0420	4,816.82	20120301	0	0
16	0		1,220,186.12	0.0455	6,243.35	20120301	0	0
17	0		1,392,312.63	0.0430	6,928.21	20120301	0	0
18	0		1,805,301.70	0.0420	8,877.87	20120301	0	0
19	0		934,745.42	0.0420	4,596.77	20120301	0	0
20	0		497,303.30	0.0440	2,503.81	20120301	0	0
21	0		994,509.02	0.0430	4,948.72	20120301	0	0
22	0		1,333,636.62	0.0430	6,636.23	20120301	0	0
23	0		636,548.26	0.0440	3,204.87	20120301	0	0
24	0		496,561.99	0.0430	2,474.36	20120301	0	0
25	0		1,044,182.71	0.0425	5,165.37	20120301	0	0
26	0		893,756.13	0.0425	4,427.46	20120301	0	0
27	0		404,557.96	0.0380	1,896.45	20120301	0	0
28	0		989,878.44	0.0420	4,890.18	20120301	0	0
29	0		909,746.91	0.0405	4,394.77	20120301	0	0
30	0		2,486,149.31	0.0425	12,298.50	20120301	0	0
31	0		1,986,000.59	0.0420	9,780.35	20120301	0	0
32	0		1,093,996.93	0.0460	4,193.65	20120301	0	0
33	0		1,300,000.00	0.0440	4,766.67	20120301	0	0
34	0		149,002.78	0.0555	856.40	20120301	0	0
35	0		111,181.98	0.0565	646.51	20120301	0	0
36	0		414,107.01	0.0425	2,051.39	20120301	0	0
37	0		43,860.19	0.0485	232.90	20120301	0	0
38	0		449,336.20	0.0515	2,468.04	20120301	0	0
39	0		920,358.45	0.0450	5,066.86	20120301	0	0
40	0		1,093,025.19	0.0475	5,738.13	20120301	0	0
41	0		277,960.19	0.0500	1,503.11	20120301	0	0
42	0		993,306.25	0.0445	5,037.19	20120301	0	0
43	0		863,427.03	0.0480	4,564.59	20120301	0	0
44	0		992,166.57	0.0460	5,126.45	20120301	0	0
45	0		376,287.85	0.0530	2,104.05	20120301	0	0
46	0		302,400.74	0.0530	1,690.91	20120301	0	0
47	0		1,100,000.00	0.0495	4,537.50	20120301	0	0
48	0		1,984,752.12	0.0475	10,432.95	20120301	0	0
49	0		957,347.67	0.0490	5,254.20	20120301	0	0
50	0		1,537,664.08	0.0435	8,213.90	20120301	0	0
51	0		1,700,000.00	0.0485	6,870.83	20120301	0	0
52	0		504,932.26	0.0485	3,284.89	20120301	0	0
53	0		818,653.01	0.0470	4,278.77	20120301	0	0
54	0		2,048,824.01	0.0460	10,586.11	20120301	0	0
55	0		710,590.49	0.0480	3,756.61	20120301	0	0
56	0		1,687,387.70	0.0490	9,022.36	20120301	0	0
57	0		604,464.50	0.0465	3,145.39	20120301	0	0
58	0		1,387,065.18	0.0455	7,135.25	20120301	0	0
59	0		126,554.07	0.0490	676.68	20120301	0	0
60	0		1,093,796.02	0.0415	5,347.14	20120301	0	0
61	0		148,737.83	0.0420	733.53	20120301	0	0
62	0		286,426.30	0.0445	1,454.49	20120301	0	0
63	0		829,848.16	0.0490	4,431.57	20120301	0	0
64	0		1,467,564.51	0.0455	7,549.35	20120301	0	0
65	0		950,337.78	0.0455	4,888.67	20120301	0	0
66	0		1,374,680.69	0.0455	7,071.54	20120301	0	0
67	0		783,365.99	0.0455	4,013.58	20120301	0	0
68	0		1,091,764.45	0.0485	5,804.62	20120301	0	0
69	0		1,488,564.03	0.0475	7,824.72	20120301	0	0
70	0		1,100,000.00	0.0485	4,445.83	20120301	0	0
71	0		822,622.28	0.0470	4,299.51	20120301	0	0
72	0		1,159,930.65	0.0470	6,078.44	20120301	0	0
73	0		1,556,486.29	0.0450	7,949.90	20120301	0	0
74	0		989,420.86	0.0455	5,096.61	20120301	0	0
75	0		391,738.90	0.0455	2,012.45	20120301	0	0
76	0		408,678.91	0.0530	2,287.86	20120301	0	0
77	0		414,028.81	0.0410	2,014.94	20120301	0	0
78	0		1,750,229.03	0.0455	8,955.42	20120301	0	0
79	0		738,082.53	0.0460	3,793.57	20120301	0	0
80	0		556,800.00	0.0480	2,227.20	20120301	0	0
81	0		949,219.96	0.0495	5,104.18	20120301	0	0
82	0		2,000,000.00	0.0490	8,166.67	20120301	0	0
83	0		1,110,930.87	0.0485	5,914.06	20120301	0	0
84	0		509,599.35	0.0485	2,063.52	20120301	0	0
85	0		1,537,500.00	0.0485	6,214.06	20120301	0	0
86	0		1,500,000.00	0.0485	6,062.50	20120301	0	0
87	0		1,000,000.00	0.0475	3,958.33	20120301	0	0
88	0		1,198,820.59	0.0455	6,166.90	20120301	0	0
89	0		992,581.01	0.0490	5,307.27	20120301	0	0
90	0		900,000.00	0.0475	3,562.50	20120301	0	0
91	0		396,838.27	0.0455	2,038.65	20120301	0	0
92	0		960,000.00	0.0470	3,760.00	20120301	0	0
93	0		535,693.14	0.0450	2,736.11	20120301	0	0
94	0		825,000.00	0.0485	3,334.38	20120301	0	0
95	0		1,737,367.67	0.0505	9,447.93	20120301	0	0
96	0		334,682.76	0.0430	1,667.72	20120301	0	0
97	0		277,806.61	0.0460	1,435.41	20120301	0	0
98	0		3,000,000.00	0.0425	10,625.00	20120301	0	0
99	0		850,000.00	0.0460	3,258.33	20120301	0	0
100	0		273,556.37	0.0455	1,401.57	20120301	0	0
101	0		1,095,558.61	0.0440	5,508.38	20120301	0	0
102	0		1,072,005.89	0.0420	5,256.94	20120301	0	0
103	0		519,277.11	0.0420	2,542.89	20120301	0	0
104	0		1,975,000.00	0.0515	8,476.04	20120301	0	0
105	0		1,475,877.88	0.0420	7,237.46	20120301	0	0
106	0		685,329.77	0.0440	3,436.48	20120301	0	0
107	0		1,970,000.00	0.0435	7,141.25	20120301	0	0
108	0		1,540,000.00	0.0415	7,486.00	20120301	0	0
109	0		900,000.00	0.0445	3,337.50	20120301	0	0
110	0		1,398,053.75	0.0420	6,846.25	20120301	0	0
111	0		537,600.00	0.0420	2,628.96	20120301	0	0
112	0		674,036.08	0.0405	3,242.05	20120301	0	0
113	0		978,625.35	0.0415	4,763.82	20120301	0	0
114	0		875,000.00	0.0400	4,177.39	20120301	0	0
115	0		1,397,946.64	0.0390	6,603.36	20120301	0	0
116	0		568,750.00	0.0415	2,764.72	20120301	0	0
117	0		712,500.00	0.0445	2,642.19	20120301	0	0
118	0		614,145.04	0.0420	3,007.46	20120301	0	0
119	0		337,263.84	0.0445	1,712.65	20120301	0	0
120	0		1,142,159.99	0.0420	5,593.14	20120301	0	0
121	0		753,968.76	0.0440	3,785.76	20120301	0	0

KEY	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121

KEY	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term
1										99	99	60
2										99	99	60
3										99	99	60
4										99	99	60
5										99	99	60
6										99	99	60
7										99	99	60
8										99	99	60
9												0
10										99	99	60
11										99	99	60
12												0
13										99	99	60
14										99	99	60
15										99	99	60
16										99	99	60
17										99	99	60
18										99	99	60
19										99	99	60
20												0
21										99	99	60
22										99	99	60
23										99	99	60
24										99	99	60
25										99	99	60
26										99	99	60
27												0
28										99	99	60
29										99	99	60
30										99	99	60
31										99	99	60
32										99	99	60
33										99	99	60
34												0
35												0
36												0
37												0
38												0
39										99	99	60
40										99	99	60
41												0
42										99	99	60
43										99	99	60
44										99	99	60
45												0
46												0
47										99	99	60
48										99	99	60
49										99	99	60
50										99	99	60
51										99	99	60
52												0
53										99	99	60
54										99	99	60
55										99	99	60
56										99	99	60
57										99	99	60
58										99	99	60
59												0
60										99	99	60
61												0
62												0
63										99	99	60
64										99	99	60
65										99	99	60
66										99	99	60
67										99	99	60
68										99	99	60
69										99	99	48
70										99	99	60
71										99	99	60
72										99	99	60
73										99	99	60
74										99	99	60
75												0
76												0
77												0
78										99	99	60
79										99	99	60
80										99	99	60
81										99	99	60
82										99	99	60
83										99	99	60
84										99	99	60
85										99	99	60
86										99	99	60
87										99	99	60
88										99	99	60
89										99	99	60
90										99	99	60
91												0
92										99	99	60
93										99	99	60
94										99	99	60
95										99	99	60
96												0
97												0
98										99	99	36
99										99	99	60
100												0
101										99	99	60
102										99	99	60
103										99	99	60
104												0
105										99	99	60
106										99	99	60
107										99	99	60
108										99	99	60
109										99	99	60
110										99	99	60
111										99	99	60
112										99	99	60
113										99	99	60
114												0
115										99	99	60
116												0
117										99	99	60
118										99	99	60
119												0
120										99	99	60
121										99	99	60

KEY	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion
1	64	1		0		0.00		0.00	1	20120227
2	55	1		0		5.60		0.00	1	20120223
3	136	2		0		11.00	7.00	0.00	1	20120223
4	276	2		1		7.00	1.00	0.00	1	20120223
5	298	1		0		5.00		0.00	1	20120223
6	322	1		0		9.00		0.00	1	20120223
7	207	1		0		15.00		0.00	1	20120223
8	24	2		0		4.60		0.00	1	20120223
9	235	2		0		36.00	13.00	24.00	1	20120223
10	80	2		0		3.00	6.00	3.00	1	20120223
11	261	2		0		16.00		0.00	1	20120223
12	21	1		1		11.00		10.00	1	20120223
13	250	2		0		8.00		1.00	1	20120223
14	227	1		0		13.00		13.00	1	20120223
15	71	1		1		18.00	13.00	2.00	1	20120223
16	254	5		1		33.00		26.00	1
17	259	1		0		6.00		5.00	1	20120223
18	53	1		0		1.90	0.00	0.00	1	20120223
19	107	1		0		1.60	4.00	0.00	1	20120223
20	13	1		0		4.00	2.00	0.50	1	20120223
21	86	1		1		9.00		9.00	1	20120223
22	299	1		1		5.00	15.00	12.00	1	20120223
23	312	1		0		12.00		3.00	1	20120223
24	305	2		1		2.00		0.00	1	20120223
25	4	1		0		12.00		0.60	1	20120223
26	70	2		0		2.00		0.20	1	20120223
27	294	1		0		12.00	12.00	2.50	1	20120223
28	105	1		0		40.00		9.00	1	20120223
29	269	2		0		13.00		8.00	1	20120223
30	35	1		1		9.00	2.00	18.00	1	20120223
31	41	2		0		3.00	5.00	0.50	1	20120223
32	321	1		0		2.50		0.00	1	20120223
33	60	1		0		0.60	0.00	7.00	1	20120223
34	2	3		1		5.00	25.00	20.00	1	20120223
35	2	3		1		5.00	25.00	20.00	1	20120223
36	285	1		0		1.00	0.00	0.00	1	20120223
37	1	5		1		18.00	10.00	5.00	1	20120223
38	1	6		1		18.00	10.00	5.00	1	20120223
39	249	2		0		8.00	9.00	0.00	1	20120223
40	63	2		1		31.00	10.00	17.00	1	20120223
41	245	0		0		3.00		0.00	1	20120223
42	320	1		0		13.00	7.00	0.00	1	20120223
43	225	1		1		24.00		10.00	1	20120223
44	48	2		0		2.60		4.00	1	20120223
45	3	8		1		50.00		0.00	1	20120223
46	3	7		1		50.00		0.00	1	20120223
47	324	1		0		2.80		8.00	1	20120223
48	297	3		1		2.00	2.00	0.00	1	20120223
49	291	3		0		16.00		2.00	1	20120223
50	287	8		1		35.00		35.00	1	20120223
51	147	1		0		2.00	2.00	0.00	1	20120223
52	17	1		0		7.00		0.00	1	20120223
53	247	1		0		5.00	3.00	4.00	1	20120223
54	278	1		0		5.00	3.00	3.00	1	20120223
55	316	2		0		3.60	12.00	0.00	1	20120223
56	201	1		0		5.00		8.00	1	20120223
57	134	1		0		3.00		0.00	1	20120223
58	242	3		1		22.00		0.00	1	20120223
59	1	7		1		18.00	10.00	5.00	1	20120223
60	262	1		0		1.00		2.00	1	20120223
61	306	2		0		2.00		2.00	1	20120223
62	169	3		0		26.00	2.00	0.00	1	20120223
63	46	2		0		27.00	9.00	3.50	1	20120223
64	18	1		0		5.00		0.00	1	20120223
65	52	1		0		3.00	8.00	0.00	1	20120223
66	181	2		0		6.00		0.00	1	20120223
67	68	1		0		11.00		0.00	1	20120223
68	311	3		1		28.00		9.00	1	20120223
69	33	1		0		9.00		0.00	1	20120223
70	284	2		1		15.00		0.00	1	20120223
71	19	1		0		5.00		0.00	1	20120223
72	110	1		0		9.00	1.00	0.00	1	20120223
73	128	2		0		6.00	8.00	0.00	1	20120223
74	319	1		0		6.00	1.00	1.00	1	20120223
75	296	6		0		4.00	4.00	3.00	1	20120223
76	237	8		1		15.00		10.00	1	20120223
77	300	1		0		7.00	3.00	8.00	1	20120223
78	140	1		0		5.00	1.60	4.00	1
79	315	2		0		23.00		0.00	1
80	75	1		0		2.00	2.00	0.00	1	20120223
81	47	1		0		1.00		0.00	1	20120223
82	282	1		1		2.00	1.00	0.00	1	20120223
83	8	3		0		11.00		6.00	1	20120223
84	318	3		0		4.00	4.00	0.00	1	20120223
85	265	3		1		22.00	10.00	0.00	1	20120223
86	255	3		0		20.00	20.00	4.00	1	20120223
87	40	1		0		8.00	3.00	0.00	1	20120223
88	273	1		0		6.00	11.00	1.00	1	20120223
89	213	1		1		11.00	0.00	1.00	1	20120223
90	240	3		0		11.00	0.00	0.00	1	20120223
91	205	1		0		0.00		28.00	1	20120223
92	44	1		0		9.00	7.00	0.00	1	20120223
93	50	2		0		0.00	0.00	0.00	1	20120223
94	288	2		0		12.00		17.00	1	20120223
95	96	1		1		8.00	8.00	0.50	1	20120223
96	43	8		0		1.00		0.00	1	20120223
97	221	2		0		1.00	3.00	0.00	1	20120223
98	34	1		1		8.00		0.00	1	20120223
99	219	2		0		14.00		0.00	1	20120223
100	164	3		0		23.00		0.00	1	20120223
101	317	1		0		4.20	2.00	0.00	1
102	67	1		0		5.00		0.00	1
103	72	1		0		3.00	0.00	15.00	1
104	234	2		1		7.00	10.00	0.00	1
105	280	1		0		1.00	4.00	1.00	1
106	54	2		0		4.00		0.00	1
107	166	2		1		35.00	28.00	5.00	1
108	114	2		1		0.00	30.00	2.00	1
109	275	3		0		3.00		0.00	1
110	233	1		0		7.00	7.00	7.00	1
111	90	1		0		6.00	6.00	0.00	1
112	326	1		0		0.00	2.00	1.00	1
113	39	2		0		7.00		0.00	1
114	115	1		0		6.00	0.00	1.00	1
115	274	2		0		3.00	6.00	0.00	1
116	304	2		1		25.00	24.00	41.00	1
117	271	4		1		20.00		0.00	1
118	307	2		0		4.00	0.00	0.00	1
119	258	1		0		6.00	0.00	2.00	1	20120223
120	129	2		0		3.00	7.00	0.00	1
121	303	5		1		31.00	2.00	24.00	1

KEY	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line
1				781	782
2				801	790
3				737	738
4				737	743
5				778	751
6				755	728
7				728	743
8				758	812
9				805	793
10				757	755
11				765	703
12				792	798
13				796	779
14				751	794
15				774	768
16				776
17				795	799
18				785	775
19				714	712
20				771	772
21				761	740
22				791	793
23				787	769
24				808	808
25				731	777
26				761	761
27				768	739
28				764	752
29				733	753
30				787	792
31				775	742
32				795	786
33				796	789
34				796	800
35				796	800
36				803	798
37				798	784
38				798	784
39				779	765
40				766	792
41				803	795
42				772	776
43				708	764
44				769	771
45				726	751
46				726	751
47				775	788
48				761	762
49				736	733
50				730	736
51				787	795
52				736	747
53				798	695
54				765	781
55				791	744
56				770	756
57				791	790
58				767	801
59				800	784
60				726	706
61				757	764
62				818	786
63				777	764
64				803	781
65				783	752
66				695	693
67				686	673
68				789	792
69				782	696
70				796	773
71				801	784
72				755	728
73				783	785
74				761	749
75				698	796
76				733	788
77				751	744
78				807
79				792
80				815	801
81				770	769
82				714	714
83				762	736
84				811	751
85				711	733
86				808	812
87				757	779
88				791	789
89				804	799
90				780	786
91				766	785
92				791	783
93				786	782
94				777	742
95				686	673
96				770	809
97				793	795
98				779	804
99				790	798
100				817	815
101				762
102				770
103				737
104				781
105				773
106				767
107				770
108				684
109				759
110				779
111				765
112				766
113				771
114				754
115				801
116				794
117				740
118				683
119				791	786
120				786
121				812

KEY	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income
1				000000000000			27,083.33	0.00	0.00	0.00	27,083.33	27,083.33
2				000000000000			28,560.00		0.00		28,560.00	28,560.00
3				000000000000			12,375.00	9,750.00	2,916.00	3,747.00	22,125.00	28,788.00
4				000000000000			6,666.67	8,568.00	1,362.00	4,053.00	15,234.67	20,649.92
5				000000000000			27,944.88	0.00	3,416.58	0.00	27,944.88	31,361.46
6				000000000000			20,791.67	0.00	0.00	0.00	20,791.67	20,791.67
7				000000000000			21,666.68	0.00	8,544.08	0.00	21,666.68	30,210.76
8				000000000000			25,000.00	0.00	36,450.92	0.00	25,000.00	61,450.92
9				000000000000			21,041.67	18,240.00	0.00	4,104.00	39,281.67	43,385.16
10				000000000000			32,500.00	20,898.00	9,750.00	6,608.00	53,398.00	69,755.58
11				000000000000			16,921.00	0.00	15,583.00	0.00	16,921.00	32,504.33
12				000000000000			0.00		22,365.75		0.00	22,365.75
13				000000000000			0.00	0.00	25,089.25	0.00	0.00	25,089.25
14				000000000000			59,116.75	0.00	0.00	0.00	59,116.75	59,116.75
15				000000000000			0.00	25,375.00	39,059.84	0.00	25,375.00	64,434.84
16				000000000000			25,546.00	0.00	738.00	0.00	25,546.00	26,284.00
17				000000000000			29,166.67	0.00	0.00	0.00	29,166.67	29,166.67
18				000000000000			13,333.34	9,167.00	3,199.69	0.00	22,500.34	25,699.69
19				000000000000			16,667.00	0.00	8,333.00	0.00	16,667.00	25,000.00
20				000000000000			16,505.00	5,028.00	0.00	0.00	21,533.00	21,533.00
21				000000000000			0.00		48,709.00		0.00	48,709.00
22				000000000000			0.00	41,666.00	0.00	0.00	41,666.00	41,666.00
23				000000000000			19,375.00	0.00	9,000.00	0.00	19,375.00	28,375.00
24				000000000000			0.00		13,962.00		0.00	13,962.00
25				000000000000			37,338.00	0.00	0.00	0.00	37,338.00	37,338.00
26				000000000000			23,997.00	0.00	3,606.00	0.00	23,997.00	27,603.00
27				000000000000			52,635.80	0.00	2,427.83	0.00	52,635.80	55,063.63
28				000000000000			0.00	0.00	38,668.21	0.00	0.00	38,668.21
29				000000000000			27,464.42	0.00	0.00	0.00	27,464.42	27,464.42
30				000000000000			0.00	0.00	158,913.62	158,914.00	0.00	317,827.24
31				000000000000			50,000.00	14,167.00	0.00	0.00	64,167.00	64,167.00
32				000000000000			20,000.00	0.00	6,520.00	0.00	20,000.00	26,520.00
33				000000000000			12,500.00	8,333.00	5,417.50	0.00	20,833.00	26,250.84
34				000000000000			2,550.00	6,886.00	2,067.83	2,004.00	9,436.00	13,508.12
35				000000000000			2,550.00	6,886.00	2,064.96	2,001.00	9,436.00	13,501.92
36				000000000000			3,333.34	5,667.00	0.00	0.00	9,000.34	9,000.34
37				000000000000			6,205.31	0.00	23,391.63	3,322.00	6,205.31	32,918.95
38				000000000000			6,205.31	0.00	23,393.37	1,690.00	6,205.31	31,288.96
39				000000000000			21,600.00	11,617.00	500.00	0.00	33,217.00	33,716.67
40				000000000000			10,833.00	12,218.00	707.00	0.00	23,051.00	23,758.00
41				000000000000			0.00	0.00	7,330.32	0.00	0.00	7,330.32
42				000000000000			12,500.00	17,234.00	16,833.00	6,025.00	29,734.00	52,591.42
43				000000000000			20,638.00	0.00	0.00	0.00	20,638.00	20,638.00
44				000000000000			25,516.00	0.00	19,407.67	0.00	25,516.00	44,923.34
45				000000000000			0.00	0.00	33,211.29	0.00	0.00	33,211.29
46				000000000000			0.00	0.00	33,211.29	0.00	0.00	33,211.29
47				000000000000			13,917.00	0.00	2,840.00	0.00	13,917.00	16,756.67
48				000000000000			20,000.00	9,583.00	19,683.33	0.00	29,583.00	49,266.67
49				000000000000			26,216.00	0.00	5,857.50	0.00	26,216.00	32,073.50
50				000000000000			1,923.08		23,229.75		1,923.08	25,152.83
51				000000000000			22,981.00	0.00	10,000.00	0.00	22,981.00	32,980.51
52				000000000000			82,916.67		0.00		82,916.67	82,916.67
53				000000000000			12,500.00	15,917.00	0.00	0.00	28,417.00	28,416.67
54				000000000000			30,346.00	4,780.00	105.00	0.00	35,126.00	35,231.00
55				000000000000			20,934.33	0.00	0.00	0.00	20,934.33	20,934.33
56				000000000000			19,166.67	0.00	9,746.00	0.00	19,166.67	28,912.67
57				000000000000			17,083.00		0.00		17,083.00	17,083.00
58				000000000000			4,000.00		51,447.25		4,000.00	55,447.25
59				000000000000			0.00	6,205.00	22,619.83	485.00	6,205.00	29,310.06
60				000000000000			33,388.00	0.00	41,667.00	0.00	33,388.00	75,054.67
61				000000000000			3,777.00		1,922.28		3,777.00	5,699.28
62				000000000000			2,986.00	6,020.00	1,072.00	0.00	9,006.00	10,077.67
63				000000000000			11,375.42	6,458.00	294.00	0.00	17,833.42	18,127.75
64				000000000000			125,000.00	0.00	0.00	0.00	125,000.00	125,000.00
65				000000000000			10,416.67	8,333.00	0.00	0.00	18,749.67	18,749.67
66				000000000000			44,037.42	0.00	0.00	0.00	44,037.42	44,037.42
67				000000000000			13,789.00		3,985.50		13,789.00	17,774.83
68				000000000000			0.00		35,319.00		0.00	35,319.00
69				000000000000			16,666.00	0.00	25,291.00	0.00	16,666.00	41,957.00
70				000000000000			8,625.00	0.00	59,113.51	0.00	8,625.00	67,738.51
71				000000000000			20,417.00	0.00	0.00	0.00	20,417.00	20,417.00
72				000000000000			8,333.34	14,583.00	1,065.67	0.00	22,916.34	23,982.35
73				000000000000			92,500.00	5,167.00	0.00	0.00	97,667.00	97,666.67
74				000000000000			16,722.00	15,000.00	5,000.00	1,583.00	31,722.00	38,304.89
75				000000000000			0.00	0.00	1,227.00	11,574.00	0.00	12,801.27
76				000000000000			19,500.00		3,278.00		19,500.00	22,778.00
77				000000000000			14,645.00	0.00	17,037.00	0.00	14,645.00	31,682.00
78				000000000000			20,833.34	16,250.00	0.00	31,322.34	37,083.34	68,405.68
79				000000000000			12,500.00		0.00		12,500.00	12,500.00
80				000000000000			0.00	24,218.00	11,196.51	0.00	24,218.00	35,414.51
81				000000000000			26,187.50		5,820.35		26,187.50	32,007.85
82				000000000000			3,000.00	0.00	19,682.00	9,166.00	3,000.00	31,848.00
83				000000000000			0.00		235,201.73		0.00	235,201.73
84				000000000000			11,916.67	5,951.24	-1,886.08	0.00	17,867.91	15,981.83
85				000000000000			14,132.00	19,158.00	2,853.00	0.00	33,290.00	36,143.00
86				000000000000			9,610.00	15,117.00	21,584.00	0.00	24,727.00	46,311.00
87				000000000000			0.00	0.00	25,550.00	0.00	0.00	25,550.00
88				000000000000			21,668.25	9,992.00	1,666.00	0.00	31,660.25	33,326.25
89				000000000000			0.00	0.00	36,189.00	0.00	0.00	36,189.00
90				000000000000			25,833.17	0.00	9,766.08	0.00	25,833.17	35,599.25
91				000000000000			6,250.00		1,075.00		6,250.00	7,325.00
92				000000000000			25,897.00	3,848.00	-4,876.00	0.00	29,745.00	24,869.00
93				000000000000			5,697.64	0.00	5,840.31	0.00	5,697.64	11,537.95
94				000000000000			11,362.50		887.70		11,362.50	12,250.20
95				000000000000			17,237.21	22,043.58	0.00	0.00	39,280.79	39,280.79
96				000000000000			11,041.68		-2,657.58		11,041.68	8,384.10
97				000000000000			0.00	0.00	6,753.29	0.00	0.00	6,753.29
98				000000000000			192,106.00		0.00		192,106.00	192,106.00
99				000000000000			18,883.00		7,708.00		18,883.00	26,591.00
100				000000000000			0.00		9,738.86		0.00	9,738.86
101				000000000000			17,500.00	11,250.00	0.00	0.00	28,750.00	28,750.00
102				000000000000			22,783.33		0.00		22,783.33	22,783.33
103				000000000000			10,416.68	0.00	5,385.14	0.00	10,416.68	15,801.82
104				000000000000			179,885.00	0.00	5,366.00	0.00	179,885.00	185,251.00
105				000000000000			29,166.66	0.00	0.00	0.00	29,166.66	29,166.66
106				000000000000			0.00		125,564.00		0.00	125,564.00
107				000000000000			75,463.50	20,873.50	0.00	0.00	96,337.00	96,337.00
108				000000000000			0.00	176,114.91	-1,000.00	769.78	176,114.91	175,884.69
109				000000000000			0.00		34,605.92		0.00	34,605.92
110				000000000000			42,469.28	0.00	-1,503.00	0.00	42,469.28	40,966.28
111				000000000000			7,431.00	5,597.00	0.00	0.00	13,028.00	13,028.00
112				000000000000			0.00	0.00	4,000.00	29,512.00	0.00	33,512.00
113				000000000000			12,500.00		21,372.26		12,500.00	33,872.26
114				000000000000			0.00	0.00	22,581.00	0.00	0.00	22,581.00
115				000000000000			0.00	0.00	14,583.34	38,840.19	0.00	53,423.53
116				000000000000			22,109.00	0.00	1,557.00	0.00	22,109.00	23,666.00
117				000000000000			0.00		22,940.51		0.00	22,940.51
118				000000000000			16,666.67	0.00	4,000.00	0.00	16,666.67	20,666.67
119				000000000000			12,833.84	0.00	135.00	0.00	12,833.84	12,968.34
120				000000000000			8,333.34	14,499.37	717.54	2,260.53	22,832.71	25,810.78
121				000000000000			0.00		9,556.00	0.00	0.00	9,556.00

KEY	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds
1	0	5		3		3		115,751.14	8,751.25	0.3231			100.00
2	0	5		2		4		406,727.31	9,710.40	0.3400			100.00
3	0	5		2		4		520,123.64	7,484.88	0.2600			100.00
4	0	4		2		4		585,892.35	7,433.97	0.3600			100.00
5	0	5		2		4		1,402,938.80	11,917.35	0.3800			100.00
6	0	5		2		4		151,065.15	4,574.17	0.2200			100.00
7	0	5		2		4		663,155.10	10,875.87	0.3600			100.00
8	0	5		2		4		280,138.00	17,820.77	0.2900			100.00
9	0	5		2		4		2,182,186.54	6,941.63	0.1600
10	0	5		2		4		167,431.72	15,346.23	0.2200
11	0	5		2		4		473,001.73	14,301.91	0.4400			100.00
12	0	4		2		4		463,320.50	6,486.07	0.2900
13	0	5		2		4		202,575.48	8,781.24	0.3500
14	0	5		2		4		1,609,606.87	7,094.01	0.1200
15	0	4		2		4		953,792.08	8,376.53	0.1300
16	0	4		3		3		653,321.57	10,979.54	0.4177
17	0	5		2		4		1,431,822.50	9,916.67	0.3400
18	0	5		2		4		1,497,061.30	11,307.86	0.4400			100.00
19	0	5		2		4		481,597.39	6,750.00	0.2700			100.00
20	0	5		2		4		177,229.02	4,737.26	0.2200
21	0	4		2		4		662,433.24	8,767.62	0.1800
22	0	4		2		4		1,625,556.00	13,333.12	0.3200
23	0	5		2		4		2,107,118.77	5,391.25	0.1900
24	0	4		2		4		1,697,796.00	5,864.04	0.4200			100.00
25	0	5		2		4		1,031,935.00	7,467.60	0.2000
26	0	5		2		4		1,447,585.00	11,041.20	0.4000
27	0	5		2		4		1,054,399.90	7,158.27	0.1300
28	0	5		2		4		3,505,735.00	10,827.10	0.2800
29	0	5		2		4		518,742.64	10,436.48	0.3800
30	0	4		2		4		1,568,245.00	38,139.27	0.1200
31	0	5		2		4		1,515,905.00	20,533.44	0.3200
32	0	5		2		4		2,799,010.98	8,221.20	0.3100			100.00
33	0	5		2		4		1,300,622.87	9,975.32	0.3800
34	0	4		2		4		38,356.72	3,241.95	0.2400
35	0	4		2		4		50,887.71	3,240.46	0.2400
36	0	5		2		4		103,869.16	3,150.12	0.3500			100.00
37	0	4		2		4		667,853.00	6,254.60	0.1900
38	0	4		2		4		667,852.00	6,257.79	0.2000
39	0	5		2		4		408,887.10	13,823.83	0.4100			100.00
40	0	4		2		4		759,228.79	8,552.88	0.3600
41	0	5		2		4		1,445,553.70	3,298.64	0.4500			100.00
42	0	5		2		4		956,593.80	7,362.80	0.1400			100.00
43	0	4		2		4		636,123.00	5,159.50	0.2500
44	0	5		2		4		989,954.76	18,418.57	0.4100
45	0	4		2		4		13,426,249.00	14,280.85	0.4300			100.00
46	0	4		2		4		9,901,220.52	13,616.63	0.4100			100.00
47	0	5		2		4		854,209.83	6,199.97	0.3700
48	0	4		2		4		469,167.47	19,214.00	0.3900			100.00
49	0	5		2		4		424,098.90	9,301.32	0.2900
50	0	4		2		4		2,978,037.00	6,036.68	0.2400
51	0	5		2		4		667,826.00	10,883.57	0.3300			100.00
52	0	5		2		4		3,256,834.98	8,291.67	0.1000			100.00
53	0	5		2		4		441,733.07	6,820.00	0.2400
54	0	5		2		4		345,531.67	14,092.40	0.4000
55	0	5		2		4		116,557.21	9,001.76	0.4300			100.00
56	0	5		2		4		3,231,582.33	12,721.57	0.4400
57	0	5		2		4		466,695.28	4,783.24	0.2800			100.00
58	0	4		2		4		537,369.29	19,961.01	0.3600			100.00
59	0	4		2		4		572,101.59	5,862.01	0.2000
60	0	5		2		4		4,377,488.00	18,763.67	0.2500
61	0	5		2		4		133,898.78	2,222.72	0.3900
62	0	5		2		4		658,302.64	4,635.73	0.4600			100.00
63	0	5		2		4		1,297,673.49	5,800.88	0.3200
64	0	5		2		4		2,503,160.46	11,250.00	0.0900			100.00
65	0	5		2		4		441,492.32	6,749.88	0.3600			100.00
66	0	5		2		4		779,996.59	14,972.72	0.3400			100.00
67	0	5		2		4		377,995.87	5,687.95	0.3200			100.00
68	0	4		2		4		2,202,223.19	14,833.98	0.4200
69	0	5		2		4		1,808,943.18	12,587.10	0.3000			100.00
70	0	4		2		4		1,739,938.61	23,708.48	0.3500			100.00
71	0	5		2		4		298,577.30	7,758.46	0.3800			100.00
72	0	5		2		4		249,525.37	8,633.65	0.3600			100.00
73	0	5		2		4		115,381.45	22,463.33	0.2300			100.00
74	0	5		2		4		566,271.09	12,257.56	0.3200
75	0	5		2		4		436,903.39	4,224.42	0.3300
76	0	4		2		4		464,521.17	9,566.76	0.4200
77	0	5		2		4		363,693.76	6,336.40	0.2000
78	0	5		2		4		811,769.18	10,944.91	0.1600
79	0	5		2		4		118,540.20	5,000.00	0.4000			100.00
80	1	5		3		4		2,839,034.61	11,628.14	0.3283			100.00
81	1	5		3		3		249,540.24	9,847.54	0.3077			100.00
82	1	5		3		4		5,542,100.83	11,231.83	0.3527			100.00
83	1	5		2		3		10,215,239.19	30,294.92	0.1288
84	1	5		3		4		255,840.02	4,196.99	0.2626			100.00
85	1	4		2		3		371,903.50	11,309.43	0.3129			100.00
86	1	5		3		3		4,602,126.00	13,524.85	0.2920
87	1	5		3		4		76,951.71	9,717.97	0.3804			94.18
88	1	5		3		3		356,413.61	7,661.17	0.2299
89	1	5		2		3		975,696.85	14,812.85	0.4093
90	1	5		3		3		317,534.66	12,414.10	0.3487			76.47
91	1	5		3		3		611,557.45	3,837.01	0.5238
92	1	5		2		4		366,000.64	9,653.42	0.3882			67.69
93	1	5		3		3		1,217,776.00	5,409.15	0.4688			100.00
94	1	5		3		3		825,844.95	4,776.45	0.3899
95	1	4		3		3		430,330.96	12,735.11	0.3242
96	1	5		2		3		254,567.62	3,678.01	0.4387			100.00
97	1	5		3		4		114,199.04	2,840.12	0.4206			100.00
98	1	5		3		4		3,122,349.70	17,399.04	0.0906			100.00
99	1	5		3		4		1,003,063.18	7,880.54	0.2964			100.00
100	1	5		3		3		1,089,925.00	2,296.58	0.2358			100.00
101	0	5		2		4		61,613.05	8,337.50	0.2900			100.00
102	1	5		3		3		267,877.24	7,810.51	0.3428			100.00
103	1	5		3		3		2,590,598.33	5,253.95	0.3325
104	0	4		3		3		436,223.16	40,699.64	0.2197			100.00
105	0	5		2		3		384,685.87	9,887.50	0.3390
106	0	5		2		4		1,555,508.30	11,270.50	0.0898			0.00
107	0	4		2		4		1,656,928.90	17,092.88	0.1774
108	1	4		3		4		1,173,283.82	13,747.15	0.0782
109	0	5		2		4		209,908.08	13,596.11	0.3929			100.00
110	1	5		3		4		430,284.00	11,387.89	0.2780
111	1	5		3		3		104,631.73	3,913.66	0.3004			100.00
112	0	5		2		4		6,823,163.00	5,579.55	0.1665
113	1	5		3		3		508,649.60	16,012.77	0.4727			100.00
114	0	5		2		4		699,243.00	9,182.07	0.4066
115	0	5		2		4		4,693,102.50	8,353.78	0.1564			100.00
116	1	5		3		4		572,957.68	3,181.14	0.1344
117	0	4		2		4		192,971.43	7,653.21	0.3336			100.00
118	0	5		3		3		1,606,955.19	7,528.54	0.3643			100.00
119	0	5		2		4		560,144.91	2,659.81	0.2051
120	0	5		3		4		434,149.69	8,592.41	0.3329			100.00
121	0	4		3		3		3,060,687.58	4,008.74	0.4195

KEY	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type
1	San Marino	CA	91108	1	1	1,480,000.00	1,480,000.00	3	20110712
2	HOBOKEN	NJ	07030	4	1	1,590,000.00	1,600,000.00	3	20110708
3	TIBURON	CA	94920	1	1	1,125,000.00	1,125,000.00	3	20111007
4	REDWOOD CITY	CA	94062	1	1	1,148,000.00	1,148,000.00	3	20111016
5	MANHATTAN BEACH	CA	90266	1	1	2,051,500.00	2,051,500.00	3	20111003
6	SAN FRANCISCO	CA	94127	1	1	844,500.00	845,000.00	3	20111011
7	NAPA	CA	94558	1	1	1,275,000.00	1,285,000.00	3	20110927
8	RYE	NY	10580	1	1	2,395,000.00	2,395,000.00	3	20110930
9	LA QUINTA	CA	92253	6	2		930,000.00	3	20110927
10	SAN MATEO	CA	94402	1	1		2,720,000.00	3	20110928
11	KENTFIELD	CA	94904	1	2	1,400,000.00	1,500,000.00	3	20110921
12	SANTA ROSA	CA	95404	1	2		950,000.00	3	20110919
13	NEWPORT BEACH	CA	92657	6	1		1,350,000.00	3	20110916
14	LARKSPUR	CA	94939	1	1		1,500,000.00	3	20110914
15	ENCINO	CA	91436	1	1		1,685,000.00	3	20110906
16	MILL VALLEY	CA	94941	1	1		1,800,000.00	3	20111003
17	MENLO PARK	CA	94025	1	1		2,550,000.00	3	20110928
18	MILL VALLEY	CA	94941	1	1	2,280,000.00	2,300,000.00	3	20110916
19	MILL VALLEY	CA	94941	1	1	1,175,000.00	1,250,000.00	3	20110921
20	TOPSFIELD	MA	01983	1	1		700,000.00	3	20110923
21	SAUSALITO	CA	94965	1	1		1,800,000.00	3	20110909
22	WOODSIDE	CA	94062	1	1		3,400,000.00	3	20110912
23	BROOKLINE	MA	02467	1	1		2,425,000.00	3	20110916
24	TIBURON	CA	94920	1	1	3,126,375.00	3,150,000.00	3	20110831
25	NEW CANAAN	CT	06840	1	1		2,000,000.00	3	20110916
26	HILLSBOROUGH	CA	94010	1	1		4,210,000.00	3	20110814
27	LOS ANGELES	CA	91356	6	1		1,800,000.00	3	20110907
28	BAY HARBOR ISLANDS	FL	33154	1	1		2,650,000.00	3	20110831
29	MENLO PARK	CA	94025	1	1		1,715,000.00	3	20110915
30	PACIFIC PALISADES	CA	90272	1	1		9,000,000.00	3	20110823
31	TENAFLY	NJ	07670	1	1		3,360,000.00	3	20110907
32	MENLO PARK	CA	94025	1	1	1,600,000.00	1,625,000.00	3	20111007
33	SAN FRANCISCO	CA	94117	13	1		1,950,000.00	3	20110824
34	BELL	CA	90201	13	3		200,000.00	3	20110820
35	BELL	CA	90201	13	3		180,000.00	3	20110820
36	SAN RAFAEL	CA	94903	6	1	895,000.00	895,000.00	3	20110808
37	OAKLAND	CA	94601	1	3		68,000.00	3	20110809
38	SAN FRANCISCO	CA	94107	15	3		950,000.00	3	20110817
39	PALO ALTO	CA	94303	1	1	1,700,000.00	1,700,000.00	3	20110805
40	SAN FRANCISCO	CA	94127	1	1		2,530,000.00	3	20110808
41	WALNUT CREEK	CA	94597	13	3	530,000.00	530,000.00	3	20110722
42	LOS ANGELES	CA	90035	1	1	1,295,000.00	1,295,000.00	3	20110725
43	SAN FRANCISCO	CA	94118	13	1		1,475,000.00	3	20110728
44	LOS ALTOS HILLS	CA	94022	1	1		3,900,000.00	3	20110726
45	DAVIS	CA	95616	15	3	541,384.00	580,000.00	3	20110712
46	DAVIS	CA	95616	13	3	435,000.00	445,000.00	3	20110712
47	LOS ALTOS	CA	94024	1	1		1,450,000.00	3	20110216
48	HILLSBOROUGH	CA	94010	1	1	2,825,000.00	2,825,000.00	3	20110713
49	SAN FRANCISCO	CA	94114	13	3		3,500,000.00	3	20110721
50	HILLSBOROUGH	CA	94010	1	1		4,800,000.00	3	20110803
51	PALO ALTO	CA	94303	1	1	2,700,000.00	2,700,000.00	3	20110708
52	PARK CITY	UT	84060	3	2	845,000.00	830,000.00	3	20110718
53	SAN RAFAEL	CA	94901	1	1		1,100,000.00	3	20110713
54	MENLO PARK	CA	94025	1	1		2,950,000.00	3	20110711
55	PORTLAND	OR	97229	6	1	895,000.00	895,000.00	3	20110629
56	PORTOLA VALLEY	CA	94028	1	1		3,200,000.00	3	20110714
57	BOSTON	MA	02115	4	1	859,000.00	860,000.00	3	20110706
58	HALEIWA	HI	96712	1	2	2,380,000.00	2,250,000.00	3	20110701
59	HAYWARD	CA	94544	1	3		175,000.00	3	20110629
60	PALO ALTO	CA	94301	1	1		9,000,000.00	3	20110713
61	SAN MATEO	CA	94401	2	1		350,000.00	3	20110706
62	PACIFICA	CA	94044	1	1	385,000.00	385,000.00	3	20110809
63	NEW YORK	NY	10011	2	1		1,150,000.00	3	20110719
64	NEW YORK	NY	10128	2	1	3,750,000.00	3,750,000.00	3	20110529
65	RIDGEFIELD	CT	06877	1	1	1,199,000.00	1,225,000.00	3	20110628
66	ORINDA	CA	94563	1	1	1,850,000.00	1,850,000.00	3	20110613
67	LOS ANGELES	CA	90046	1	1	1,050,000.00	1,100,000.00	3	20110929
68	LOS ANGELES	CA	90024	1	1		3,650,000.00	3	20110613
69	ALAMO	CA	94507	1	1	2,150,000.00	2,200,000.00	3	20110606
70	SAN DIEGO	CA	92130	6	1	2,900,000.00	2,900,000.00	3	20110602
71	ARMONK	NY	10504	1	1	1,115,000.00	1,115,000.00	3	20110613
72	NEW YORK	NY	10011	3	1	1,465,000.00	1,465,000.00	3	20110607
73	LARCHMONT	NY	10538	1	1	2,305,000.00	2,305,000.00	3	20110610
74	SARATOGA	CA	95070	1	1		2,600,000.00	3	20110518
75	NOVATO	CA	94947	1	1		510,000.00	3	20110412
76	SONOMA	CA	95476	13	3		550,000.00	3	20110713
77	PACIFICA	CA	94044	1	1		750,000.00	3	20110802
78	WELLESLEY	MA	02481	1	1		2,250,000.00	3	20111031
79	BOSTON	MA	02115	3	1	925,000.00	930,000.00	3	20111109
80	BROOKLYN	NY	11231	4	1	830,000.00	810,000.00	3	20110601
81	NEW YORK	NY	10003	2	1	1,275,000.00	1,275,000.00	3	20110602
82	NEW YORK	NY	10011	4	1	3,182,500.00	3,200,000.00	3	20110602
83	ATHERTON	CA	94027	1	3		2,800,000.00	3	20110606
84	CAMPBELL	CA	95008	1	1	640,207.00	645,000.00	3	20110610
85	MILL VALLEY	CA	94941	1	1	2,050,000.00	2,050,000.00	3	20110613
86	HEALDSBURG	CA	95448	1	1		5,100,000.00	3	20110623
87	BROOKLYN	NY	11217	1	1	3,150,000.00	3,150,000.00	3	20110630
88	MENLO PARK	CA	94025	1	1		1,700,000.00	3	20110706
89	SAN FRANCISCO	CA	94121	1	1		3,300,000.00	3	20110707
90	PORTOLA VALLEY	CA	94028	1	1	1,960,000.00	1,960,000.00	3	20110713
91	PORTLAND	OR	97209	4	2		800,000.00	3	20110719
92	NEW YORK	NY	10128	2	1	1,542,000.00	1,542,000.00	3	20110720
93	SAN FRANCISCO	CA	94111	4	3	1,009,000.00	1,009,000.00	3	20110722
94	WOODSIDE	CA	94062	1	1		1,600,000.00	3	20110726
95	LA JOLLA	CA	92037	1	1		3,545,000.00	3	20110727
96	PORTLAND	OR	97219	1	1	421,225.00	425,000.00	3	20110812
97	VANCOUVER	WA	98686	6	1	351,000.00	354,000.00	3	20110815
98	SAN FRANCISCO	CA	94103	4	1	4,975,000.00	4,350,000.00	3	20110831
99	SAN FRANCISCO	CA	94123	1	1	1,625,000.00	1,625,000.00	3	20111004
100	PORTLAND	OR	97212	13	3	625,000.00	630,000.00	3	20111006
101	WOODSIDE	CA	94062	1	1	1,375,000.00	1,375,000.00	3	20111114
102	SAN FRANCISCO	CA	94117	1	1	1,375,000.00	1,375,000.00	3	20111221
103	SOUTHPORT	CT	06890	1	1		1,500,000.00	3	20111227
104	SANTA ROSA	CA	95403	6	1	2,525,000.00	2,525,000.00	3	20111012
105	MENLO PARK	CA	94025	1	1		2,225,000.00	3	20111118
106	POINT PLEASANT BEACH	NJ	08742	1	2	915,000.00	975,000.00	3	20110928
107	BEDFORD HILLS	NY	10507	1	1		3,000,000.00	3	20111128
108	SANTA BARBARA	CA	93103	1	1		2,200,000.00	3	20111220
109	PEBBLE BEACH	CA	93953	6	2	1,200,000.00	1,200,000.00	3	20111219
110	LOS GATOS	CA	95032	1	1		2,150,000.00	3	20111227
111	LEXINGTON	MA	02421	1	1	672,000.00	675,000.00	3	20120103
112	WEST HOLLYWOOD	CA	90048	1	1		1,125,000.00	3	20120104
113	TEANECK	NJ	07666	1	1	1,225,000.00	1,230,000.00	3	20120103
114	BOSTON	MA	02118	4	1		1,250,000.00	3	20111228
115	PORTOLA VALLEY	CA	94028	1	1	3,400,000.00	3,400,000.00	3	20120103
116	Santa Barbara	CA	93111	1	1		875,000.00	3	20120104
117	PETALUMA	CA	94952	1	2	950,000.00	970,000.00	3	20111213
118	LOS ALAMITOS	CA	90720	1	1	820,000.00	820,000.00	3	20120116
119	NORTHRIDGE	CA	91326	1	1		675,000.00	3	20110708
120	PALO ALTO	CA	94303	1	1	1,515,000.00	1,550,000.00	3	20111205
121	GOLETA AREA	CA	93117	15	3		1,450,000.00	3	20111117

KEY	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)
1				0.6622	0.6622	0	0	0
2				0.8000	0.8000	0	0	0
3				0.7500	0.7500	0	0	0
4				0.8000	0.8000	0	0	0
5				0.7000	0.7000	0	0	0
6				0.8000	0.8000	0	0	0
7				0.8000	0.8000	0	0	0
8				0.7933	0.6681	0	0	0
9				0.4301	0.4301	0	0	0
10				0.5664	0.5415	0	0	0
11				0.7500	0.7500	0	0	0
12				0.6500	0.5132	0	0	0
13				0.7407	0.7407	0	0	0
14				0.7187	0.5853	0	0	0
15				0.6932	0.5846	0	0	0
16				0.6806	0.6806	0	0	0
17				0.5490	0.5490	0	0	0
18				0.7963	0.7963	0	0	0
19				0.8000	0.8000	0	0	0
20				0.7143	0.7143	0	0	0
21				0.6167	0.5556	0	0	0
22				0.6003	0.3944	0	0	0
23				0.2639	0.2639	0	0	0
24				0.1599	0.1599	0	0	0
25				0.5250	0.5250	0	0	0
26				0.2494	0.2138	0	0	0
27				0.3650	0.2261	0	0	0
28				0.3774	0.3774	0	0	0
29				0.7500	0.5335	0	0	0
30				0.3250	0.2778	0	0	0
31				0.6667	0.5952	0	0	0
32				0.6875	0.6875	0	0	0
33				0.7436	0.6667	0	0	0
34				0.7500	0.7500	0	0	0
35				0.6222	0.6222	0	0	0
36				0.4659	0.4659	0	0	0
37				0.6490	0.6490	0	0	0
38				0.4758	0.4758	0	0	0
39				0.5882	0.5882	0	0	0
40				0.4348	0.4348	0	0	0
41				0.5283	0.5283	0	0	0
42				0.7722	0.7722	0	0	0
43				0.6373	0.5898	0	0	0
44				0.2564	0.2564	0	0	0
45				0.6999	0.6999	0	0	0
46				0.7000	0.7000	0	0	0
47				0.7586	0.7586	0	0	0
48				0.7500	0.7080	0	0	0
49				0.3543	0.2829	0	0	0
50				0.3646	0.3438	0	0	0
51				0.6296	0.6296	0	0	0
52				0.7500	0.7500	0	0	0
53				0.7500	0.7500	0	0	0
54				0.7000	0.7000	0	0	0
55				0.8000	0.8000	0	0	0
56				0.5313	0.5313	0	0	0
57				0.7101	0.7101	0	0	0
58				0.6222	0.6222	0	0	0
59				0.7286	0.7286	0	0	0
60				0.1778	0.1222	0	0	0
61				0.4286	0.4286	0	0	0
62				0.7500	0.7500	0	0	0
63				0.7261	0.7261	0	0	0
64				0.3950	0.3950	0	0	0
65				0.8000	0.8000	0	0	0
66				0.7500	0.7500	0	0	0
67				0.7500	0.7500	0	0	0
68				0.5480	0.3014	0	0	0
69				0.8000	0.6977	0	0	0
70				0.6897	0.3793	0	0	0
71				0.7435	0.7435	0	0	0
72				0.8000	0.8000	0	0	0
73				0.8000	0.6807	0	0	0
74				0.6923	0.3846	0	0	0
75				0.7742	0.7742	0	0	0
76				0.7491	0.7491	0	0	0
77				0.8000	0.5560	0	0	0
78				0.7810	0.7810	0	0	0
79				0.8000	0.8000	0	0	0
80				0.6874	0.6874	0	0	0
81				0.7500	0.7500	0	0	0
82				0.6284	0.6284	0	0	0
83				0.4003	0.4003	0	0	0
84				0.7997	0.7997	0	0	0
85				0.7500	0.7500	0	0	0
86				0.2941	0.2941	0	0	0
87				0.4762	0.3174	0	0	0
88				0.7118	0.7118	0	0	0
89				0.5303	0.3030	0	0	0
90				0.7500	0.4591	0	0	0
91				0.5000	0.5000	0	0	0
92				0.6226	0.6225	0	0	0
93				0.5352	0.5352	0	0	0
94				0.5156	0.5156	0	0	0
95				0.4937	0.4937	0	0	0
96				0.8000	0.8000	0	0	0
97				0.7977	0.7977	0	0	0
98				0.6897	0.6896	0	0	0
99				0.8000	0.5230	0	0	0
100				0.4400	0.4400	0	0	0
101				0.8000	0.8000	0	0	0
102				0.7818	0.7818	0	0	0
103				0.3467	0.3467	0	0	0
104				0.7921	0.7921	0	0	0
105				0.6652	0.6652	0	0	0
106				0.7500	0.7500	0	0	0
107				0.6567	0.6567	0	0	0
108				0.7000	0.7000	0	0	0
109				0.7500	0.7500	0	0	0
110				0.6512	0.6512	0	0	0
111				0.8000	0.8000	0	0	0
112				0.6000	0.6000	0	0	0
113				0.8000	0.8000	0	0	0
114				0.7000	0.7000	0	0	0
115				0.4118	0.4118	0	0	0
116				0.6500	0.6500	0	0	0
117				0.7500	0.7500	0	0	0
118				0.7500	0.7500	0	0	0
119				0.5037	0.5037	0	0	0
120				0.7550	0.7550	0	0	0
121				0.5214	0.5214	0	0	0

KEY	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121

KEY	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)
1			9.00		0.00	20410901	27,083.00
2			20.00		0.00	20410901	28,560.00
3			25.00	11.00	0.00	20411201	12,375.00
4			11.00	15.00	0.00	20411101	6,667.00
5			21.00		0.00	20411101	27,945.00
6			9.00		0.00	20411101	20,792.00
7			15.00		0.00	20411101	21,667.00
8			16.00		300,000.00	20411101	25,000.00
9			36.00	13.00	0.00	20411101	21,042.00
10			21.00	21.00	67,500.00	20411101	32,500.00
11			20.00		0.00	20411101	16,921.00
12			25.00		130,000.00	20411101	0.00
13			10.00		0.00	20411101	0.00
14			29.00		200,000.00	20411101	59,117.00
15			18.00	15.00	183,000.00	20411101	0.00
16			33.00		0.00	20411201	25,546.00
17			10.00		0.00	20411101	29,167.00
18			12.00	16.00	0.00	20411101	13,333.00
19			13.00	4.00	0.00	20411101	16,667.00
20			4.00		0.00	20411101	16,505.00
21			23.00		110,000.00	20411101	0.00
22			30.00	25.00	700,000.00	20411101	0.00
23			12.00		0.00	20411101	19,375.00
24			2.00		0.00	20411001	0.00
25			12.00		0.00	20411101	37,338.00
26			15.00		150,000.00	20411001	23,997.00
27			12.00	12.00	250,000.00	20411101	52,636.00
28			40.00		0.00	20411101	0.00
29			15.00		371,250.00	20411101	27,464.00
30			9.00	2.00	425,000.00	20411101	0.00
31			13.00	11.00	240,000.00	20411001	50,000.00
32			5.00		0.00	20411101	20,000.00
33			12.00	20.00	150,000.00	20411001	12,500.00
34			20.00	25.00	0.00	20411001	2,550.00
35			20.00	25.00	0.00	20411001	2,550.00
36			8.00	3.00	0.00	20411001	3,333.00
37			18.00	10.00	0.00	20411001	6,205.00
38			18.00	10.00	0.00	20411001	6,205.00
39			12.00	15.00	0.00	20410901	21,600.00
40			31.00	15.00	0.00	20411001	10,833.00
41			0.00		0.00	20410901	0.00
42			13.00	17.00	0.00	20411001	12,500.00
43			33.00		70,000.00	20410901	20,638.00
44			30.00		0.00	20410901	25,516.00
45			50.00		0.00	20410901	0.00
46			50.00		0.00	20410901	0.00
47			14.00		0.00	20410901	13,917.00
48			9.00	10.00	118,750.00	20410901	20,000.00
49			16.00		250,000.00	20410901	26,216.00
50			35.00		100,000.00	20411001	1,923.00
51			10.00	2.00	0.00	20410801	22,981.00
52			7.00		0.00	20410901	82,917.00
53			17.00	16.00	0.00	20410901	12,500.00
54			11.00	6.00	0.00	20410901	30,346.00
55			20.00	20.00	0.00	20410901	20,934.00
56			24.00		0.00	20410901	19,167.00
57			20.00		0.00	20410801	17,083.00
58			22.00		0.00	20410801	4,000.00
59			18.00	10.00	0.00	20410901	0.00
60			17.00		500,000.00	20411101	33,388.00
61			2.00		0.00	20410901	3,777.00
62			32.00	2.00	0.00	20410901	2,986.00
63			27.00	14.00	0.00	20411001	11,375.00
64			18.00		0.00	20410801	125,000.00
65			12.00	7.00	0.00	20410801	10,417.00
66			11.00		0.00	20410801	44,037.00
67			25.00		0.00	20411101	13,789.00
68			28.00		900,000.00	20410901	0.00
69			15.00		220,000.00	20410901	16,666.00
70			21.00		900,000.00	20410701	8,625.00
71			10.00		0.00	20410901	20,417.00
72			3.00	5.00	0.00	20410701	8,333.00
73			8.00	10.00	275,000.00	20410901	92,500.00
74			15.00	9.00	600,000.00	20410701	16,722.00
75			4.00	4.00	0.00	20410901	0.00
76			15.00		0.00	20410801	19,500.00
77			24.00	3.00	183,000.00	20411001	14,645.00
78			5.00		0.00	20411201	20,833.34
79			23.00		0.00	20420101	12,500.00
80			20.00	20.00	0.00	20410701	0.00
81			1.00		0.00	20410901	26,187.50
82			5.00	4.00	0.00	20410801	3,000.00
83			11.00		0.00	20410801	0.00
84			8.00	11.00	0.00	20410801	11,916.67
85			22.00	10.00	0.00	20410801	14,132.00
86			20.00	20.00	0.00	20410801	9,610.00
87			17.00	19.00	500,000.00	20410901	0.00
88			12.00	13.00	0.00	20410801	21,668.25
89			18.00	0.00	750,000.00	20410901	0.00
90			25.00	0.00	570,000.00	20410901	25,833.17
91			0.00		0.00	20410901	6,250.00
92			13.00	11.00	0.00	20410901	25,897.00
93			0.00	0.00	0.00	20410901	5,697.64
94			26.00		0.00	20410901	11,362.50
95			26.00	26.00	0.00	20410901	17,237.21
96			15.00		0.00	20411001	11,041.68
97			4.00	7.00	0.00	20410901	0.00
98			30.00		0.00	20411001	192,106.00
99			20.00		450,000.00	20411101	18,883.00
100			23.00		0.00	20411101	0.00
101			4.00	5.00	0.00	20411201	17,500.00
102			5.00		0.00	20420101	22,783.33
103			25.00	0.00	0.00	20420201	10,416.68
104			7.00	10.00	0.00	20411201	179,885.00
105			11.00	13.00	0.00	20420101	29,166.66
106			10.00		0.00	20420201	0.00
107			35.00	28.00	0.00	20420301	75,463.50
108			0.00	30.00	0.00	20420301	0.00
109			15.00		0.00	20420201	0.00
110			14.00	14.00	0.00	20420201	42,469.28
111			10.00	9.00	0.00	20420301	7,431.00
112			4.00	2.00	0.00	20420201	0.00
113			13.00		0.00	20420201	12,500.00
114			6.00	0.00	0.00	20420301	0.00
115			10.00	10.00	0.00	20420201	0.00
116			41.00	24.00	0.00	20420301	22,109.00
117			20.00		0.00	20420201	0.00
118			9.00	0.00	0.00	20420201	16,666.67
119			18.00	0.00	0.00	20410901	12,833.84
120			3.00	12.00	0.00	20420201	8,333.34
121			37.00	2.00	0.00	20420101	0.00

KEY	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0.00	0.00	0.00	0.00	0.00	Full	2 years	1 Month
2	0.00	0.00				Full	2 years	2 Months
3	2,916.00	0.00	9,750.00	3,747.00	0.00	Full	2 years	2 Months
4	0.00	0.00	8,568.00	0.00	0.00	Full	2 years	2 Months
5	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
6	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
7	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
8	10,189.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
9	0.00	0.00	18,240.00	0.00	0.00	Full	2 years	2 Months
10	9,750.00	0.00	20,898.00	6,608.00	0.00	Full	2 years	2 Months
11	15,583.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
12	0.00	0.00				Full	2 years	2 Months
13	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
14	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
15	0.00	0.00	25,375.00	0.00	0.00	Full	2 years	2 Months
16	0.00	0.00	0.00	0.00	0.00	Full	2 years	1 Month
17	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
18	0.00	0.00	9,167.00	0.00	0.00	Full	2 years	2 Months
19	8,333.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
20	0.00	0.00	5,028.00	0.00	0.00	Full	2 years	2 Months
21	0.00	0.00				Full	2 years	2 Months
22	0.00	0.00	41,666.00	0.00	0.00	Full	2 years	2 Months
23	9,000.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
24	0.00	0.00				Full	2 years	2 Months
25	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
26	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
27	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
28	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
29	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
30	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
31	0.00	0.00	14,167.00	0.00	0.00	Full	2 years	2 Months
32	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
33	0.00	0.00	8,333.00	0.00	0.00	Full	2 years	2 Months
34	0.00	0.00	6,886.00	0.00	0.00	Full	2 years	2 Months
35	0.00	0.00	6,886.00	0.00	0.00	Full	2 years	2 Months
36	0.00	0.00	5,667.00	0.00	0.00	Full	2 years	2 Months
37	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
38	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
39	0.00	0.00	11,617.00	0.00	0.00	Full	2 years	2 Months
40	0.00	0.00	12,218.00	0.00	0.00	Full	2 years	2 Months
41	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
42	16,833.00	0.00	17,234.00	6,025.00	0.00	Full	2 years	2 Months
43	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
44	7,917.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
45	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
46	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
47	1,250.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
48	0.00	0.00	9,583.00	0.00	0.00	Full	2 years	2 Months
49	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
50	0.00	0.00				Full	2 years	2 Months
51	10,000.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
52	0.00	0.00				Full	2 years	2 Months
53	0.00	0.00	15,917.00	0.00	0.00	Full	2 years	2 Months
54	0.00	0.00	4,780.00	0.00	0.00	Full	2 years	2 Months
55	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
56	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
57	0.00	0.00				Full	2 years	2 Months
58	0.00	0.00				Full	2 years	2 Months
59	0.00	0.00	6,205.00	0.00	0.00	Full	2 years	2 Months
60	41,667.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
61	0.00	0.00				Full	2 years	2 Months
62	0.00	0.00	6,020.00	0.00	0.00	Full	2 years	2 Months
63	0.00	0.00	6,458.00	0.00	0.00	Full	2 years	2 Months
64	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
65	0.00	0.00	8,333.00	0.00	0.00	Full	2 years	2 Months
66	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
67	3,098.00	0.00				Full	2 years	2 Months
68	0.00	0.00				Full	2 years	2 Months
69	25,291.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
70	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
71	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
72	0.00	0.00	14,583.00	0.00	0.00	Full	2 years	2 Months
73	0.00	0.00	5,167.00	0.00	0.00	Full	2 years	2 Months
74	5,000.00	0.00	15,000.00	1,583.00	0.00	Full	2 years	2 Months
75	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
76	0.00	0.00				Full	2 years	2 Months
77	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
78	31,322.34	0.00	16,250.00	0.00	0.00	Full	2 years	2 Months
79	0.00	0.00				Full	2 years	2 Months
80	0.00	0.00	24,218.00	0.00	0.00	Full	2 years	2 Months
81	9,820.35	0.00				Full	2 years	1 Month
82	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
83	0.00	0.00				Full	2 years	1 Month
84	0.00	0.00	5,951.24	0.00	0.00	Full	2 years	2 Months
85	0.00	0.00	19,158.00	0.00	0.00	Full	2 years	1 Month
86	0.00	0.00	15,117.00	0.00	0.00	Full	2 years	1 Month
87	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
88	1,666.00	0.00	9,992.00	0.00	0.00	Full	2 years	1 Month
89	0.00	0.00	0.00	0.00	0.00	Full	2 years	1 Month
90	8,740.58	0.00	0.00	0.00	0.00	Full	2 years	1 Month
91	0.00	0.00				Full	2 years	1 Month
92	0.00	0.00	3,848.00	0.00	0.00	Full	2 years	2 Months
93	0.00	0.00	0.00	0.00	0.00	Full	2 years	1 Month
94	0.00	0.00				Full	2 years	1 Month
95	0.00	0.00	22,043.58	0.00	0.00	Full	2 years	1 Month
96	0.00	0.00				Full	2 years	1 Month
97	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
98	0.00	0.00				Full	2 years	2 Months
99	7,708.00	0.00				Full	2 years	2 Months
100	0.00	0.00				Full	2 years	1 Month
101	0.00	0.00	11,250.00	0.00	0.00	Full	2 years	2 Months
102	0.00	0.00				Full	2 years	1 Month
103	4,166.67	0.00	0.00	0.00	0.00	Full	2 years	1 Month
104	0.00	0.00	0.00	0.00	0.00	Full	2 years	1 Month
105	0.00	0.00	0.00	0.00	0.00	Full	2 years	1 Month
106	0.00	0.00				Full	2 years	2 Months
107	0.00	0.00	20,873.50	0.00	0.00	Full	2 years	2 Months
108	0.00	0.00	176,114.91	0.00	0.00	Full	2 years	2 Months
109	0.00	0.00				Full	2 years	2 Months
110	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
111	0.00	0.00	5,597.00	0.00	0.00	Full	2 years	1 Month
112	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
113	18,333.34	0.00				Full	2 years	1 Month
114	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
115	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
116	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
117	0.00	0.00				Full	2 years	2 Months
118	0.00	0.00	0.00	0.00	0.00	Full	2 years	1 Month
119	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
120	0.00	0.00	14,499.37	2,702.70		Full	2 years	2 Months
121	0.00	0.00				Full	2 years	1 Month

ASF RMBS DISCLOSURE PACKAGE

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified

52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of residential properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level
A code indicating the extent to which the borrower’s income has been verified:
Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)
Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification
A code indicating the extent to which the co-borrower’s income has been verified:

Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)

Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income— which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year — YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

ATTACHMENT 1B

MORTGAGE LOAN SCHEDULE

28

KEY	CounterParty	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Servicer Loan Number	Amortization Type
1	Barclays	1002338	0.0025			1002338	1	3500003231	12-479299-0	1
2	Barclays	1002338	0.0025			1002338	1	3500003228	12-478970-7	1
3	Barclays	1002338	0.0025			1002338	1	3500003226	12-478634-9	1
4	Barclays	1002338	0.0025			1002338	1	3500003225	12-478554-9	1
5	Barclays	1002338	0.0025			1002338	1	3500003222	12-478376-7	1
6	Barclays	1002338	0.0025			1002338	1	3500003221	12-478308-0	1
7	Barclays	1002338	0.0025			1002338	1	3500003220	12-478297-5	1
8	Barclays	1002338	0.0025			1002338	1	3500003219	12-478272-8	1
9	Barclays	1002338	0.0025			1002338	1	3500003215	12-477918-7	1
10	Barclays	1002338	0.0025			1002338	1	3500003211	12-477792-6	1
11	Barclays	1002338	0.0025			1002338	1	3500003204	12-477567-2	1
12	Barclays	1002338	0.0025			1002338	1	3500003202	12-477485-7	1
13	Barclays	1002338	0.0025			1002338	1	3500003200	12-477188-7	1
14	Barclays	1002338	0.0025			1002338	1	3500003199	12-477147-3	1
15	Barclays	1002338	0.0025			1002338	1	3500003198	12-477112-7	1
16	Barclays	1002338	0.0025			1002338	1	3500003196	12-477060-8	1
17	Barclays	1002338	0.0025			1002338	1	3500003195	12-476906-3	1
18	Barclays	1002338	0.0025			1002338	1	3500003193	12-476871-9	1
19	Barclays	1002338	0.0025			1002338	1	3500003190	12-476580-6	1
20	Barclays	1002338	0.0025			1002338	1	3500003189	12-476563-2	1
21	Barclays	1002338	0.0025			1002338	1	3500003188	12-476561-6	1
22	Barclays	1002338	0.0025			1002338	1	3500003187	12-476534-3	1
23	Barclays	1002338	0.0025			1002338	1	3500003186	12-476523-6	1
24	Barclays	1002338	0.0025			1002338	1	3500003185	12-476450-2	1
25	Barclays	1002338	0.0025			1002338	1	3500003184	12-476376-9	1
26	Barclays	1002338	0.0025			1002338	1	3500003181	12-476228-2	1
27	Barclays	1002338	0.0025			1002338	1	3500003179	12-476057-5	1
28	Barclays	1002338	0.0025			1002338	1	3500003178	12-476007-0	1
29	Barclays	1002338	0.0025			1002338	1	3500003174	12-475677-1	1
30	Barclays	1002338	0.0025			1002338	1	3500003173	12-475614-4	1
31	Barclays	1002338	0.0025			1002338	1	3500003171	12-475438-8	1
32	Barclays	1002338	0.0025			1002338	1	3500003170	12-475278-8	1
33	Barclays	1002338	0.0025			1002338	1	3500003167	12-474532-9	1
34		1002338	0.0025			1002338	1	3500003166	12-474314-2	1

KEY	Lien Position	HELOC Indicator	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel
1	1	0	7						1
2	1	0	7						1
3	1	0	6						1
4	1	0	7						1
5	1	0	9						1
6	1	0	7						1
7	1	0	7						1
8	1	0	9						1
9	1	0	9						1
10	1	0	7						1
11	1	0	9						1
12	1	0	9						1
13	1	0	7						1
14	1	0	7						1
15	1	0	7						1
16	1	0	9						1
17	1	0	7						1
18	1	0	7						1
19	1	0	3						1
20	1	0	9						1
21	1	0	9						1
22	1	0	7						1
23	1	0	7						1
24	1	0	3						1
25	1	0	3						1
26	1	0	9						1
27	1	0	9						1
28	1	0	9						1
29	1	0	9						1
30	1	0	9						1
31	1	0	9						1
32	1	0	9						1
33	1	0	9						1
34	1	0	7						1

KEY	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term
1	0	0				113,000.00		20120124	1,254,000.00	0.0405	360
2	0	0				179,000.00		20120124	2,000,000.00	0.0395	360
3	0	0				0.00		20120103	672,000.00	0.0430	360
4	4	0				0.00		20111227	694,800.00	0.0435	360
5	0	0				0.00		20120123	990,000.00	0.0440	360
6	0	0				0.00		20111227	1,000,000.00	0.0445	360
7	0	0				0.00		20120110	675,000.00	0.0430	360
8	0	0				0.00		20120125	2,930,000.00	0.0430	360
9	0	0				0.00		20120117	955,000.00	0.0440	360
10	0	0				60,000.00		20111228	1,000,000.00	0.0415	360
11	0	0				71,000.00		20111230	1,000,000.00	0.0440	360
12	0	0				150,000.00		20120124	1,000,000.00	0.0415	360
13	0	0				1,000,000.00		20111115	1,500,000.00	0.0450	360
14	0	0				0.00		20111208	800,000.00	0.0435	360
15	0	0				307,500.00		20111121	2,000,000.00	0.0420	360
16	0	0				500,000.00		20111221	1,155,000.00	0.0445	360
17	0	0				0.00		20120118	1,225,000.00	0.0420	360
18	0	0				0.00		20111129	1,860,000.00	0.0420	360
19	0	0				0.00		20111212	1,400,000.00	0.0450	360
20	0	0				0.00		20111220	915,000.00	0.0445	360
21	0	0				1,200,000.00		20111215	880,000.00	0.0450	360
22	0	0				0.00		20111123	1,157,600.00	0.0435	360
23	0	0				0.00		20111221	825,000.00	0.0440	360
24	0	0				500,000.00		20111128	2,500,000.00	0.0435	360
25	0	0				0.00		20111222	1,450,000.00	0.0440	360
26	0	0				0.00		20120112	1,550,000.00	0.0420	360
27	0	0				0.00		20111122	1,000,000.00	0.0430	360
28	0	0				500,000.00		20111202	1,250,000.00	0.0430	360
29	0	0				534,000.00		20111207	713,000.00	0.0435	360
30	0	0				1,245,000.00		20120111	900,000.00	0.0435	360
31	0	0				0.00		20111117	1,585,000.00	0.0415	360
32	0	0				0.00		20111118	1,682,328.00	0.0440	360
33	0	0				0.00		20111107	1,448,000.00	0.0440	360
34	0	0				0.00		20111209	900,000.00	0.0425	360

KEY	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status
1	360	20120301	1	0	0		1,252,209.25	0.0405	6,023.00	20120301	0
2	360	20120301	1	0	0		1,997,092.58	0.0395	9,490.75	20120301	0
3	360	20120201	1	0	0		670,161.63	0.0430	3,325.54	20120301	0
4	360	20120201	1	0	0		692,916.29	0.0435	3,458.80	20120301	0
5	360	20120301	1	0	0		988,672.46	0.0440	4,957.54	20120301	0
6	360	20120201	1	120	0		1,000,000.00	0.0445	3,708.33	20120301	0
7	360	20120301	1	0	0		674,078.36	0.0430	3,340.39	20120301	0
8	360	20120301	1	0	0		2,925,999.43	0.0430	14,499.74	20120301	0
9	360	20120301	1	0	0		953,719.40	0.0440	4,782.27	20120301	0
10	360	20120201	1	0	0		997,189.73	0.0415	4,861.04	20120301	0
11	360	20120201	1	0	0		997,313.20	0.0440	5,007.61	20120301	0
12	360	20120301	1	0	0		998,597.29	0.0415	4,861.04	20120301	0
13	360	20120101	1	0	0		1,494,051.91	0.0450	7,600.28	20120301	0
14	360	20120201	1	0	0		797,831.08	0.0435	3,982.50	20120301	0
15	360	20120101	1	0	0		1,991,629.72	0.0420	9,780.35	20120301	0
16	360	20120201	1	0	0		1,151,924.64	0.0445	5,817.96	20120301	0
17	360	20120301	1	0	0		1,223,297.03	0.0420	5,990.47	20120301	0
18	360	20120101	1	0	0		1,852,215.66	0.0420	9,095.72	20120301	0
19	360	20120201	1	0	0		1,396,305.89	0.0450	7,093.60	20120301	0
20	360	20120201	1	0	0		912,563.69	0.0445	4,609.03	20120301	0
21	360	20120201	1	0	0		877,677.97	0.0450	4,458.84	20120301	0
22	360	20120101	1	0	0		1,152,883.83	0.0435	5,762.67	20120301	0
23	360	20120201	1	0	0		822,783.38	0.0440	4,131.28	20120301	0
24	360	20120101	1	0	0		2,489,814.77	0.0435	12,445.30	20120301	0
25	360	20120201	1	0	0		1,446,104.13	0.0440	7,261.04	20120301	0
26	360	20120301	1	0	0		1,547,845.23	0.0420	7,579.77	20120301	0
27	360	20120101	1	0	0		995,889.14	0.0430	4,948.72	20120301	0
28	360	20120101	1	0	0		1,244,861.43	0.0430	6,185.90	20120301	0
29	360	20120201	1	0	0		711,066.96	0.0435	3,549.40	20120301	0
30	360	20120201	1	0	0		897,559.97	0.0435	4,480.31	20120301	0
31	360	20120101	1	0	0		1,578,307.06	0.0415	7,704.74	20120301	0
32	360	20120101	1	120	0		1,682,328.00	0.0440	6,168.54	20120301	0
33	360	20120101	1	0	0		1,442,153.55	0.0440	7,251.02	20120301	0
34	360	20120201	1	0	0		897,515.69	0.0425	4,427.46	20120301	0

KEY	Index Type	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)
1	0
2	0
3	0
4	0
5	0
6	0
7	0
8	0
9	0
10	0
11	0
12	0
13	0
14	0
15	0
16	0
17	0
18	0
19	0
20	0
21	0
22	0
23	0
24	0
25	0
26	0
27	0
28	0
29	0
30	0
31	0
32	0
33	0
34	0

KEY	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34

KEY	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term
1							99	99	60
2							99	99	60
3							99	99	60
4							99	99	60
5							99	99	60
6							99	99	36
7							99	99	60
8							99	99	60
9							99	99	60
10							99	99	60
11							99	99	60
12							99	99	60
13							99	99	60
14							99	99	60
15							99	99	60
16							99	99	60
17							99	99	60
18							99	99	60
19									0
20							99	99	60
21							99	99	60
22							99	99	60
23							99	99	60
24							99	99	60
25							99	99	60
26							99	99	60
27							99	99	60
28							99	99	60
29							99	99	60
30							99	99	60
31							99	99	60
32							99	99	60
33							99	99	60
34							99	99	60

KEY	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax
1	329	2		1		9.00	9.00	0.00	1
2	328	1		0		5.00	2.00	0.00	1
3	362	1		0		7.00	10.00	0.00	1
4	345	2		0		7.00	6.00	0.00	1
5	352	1		0		0.00	36.00	29.00	1
6	355	1		0		6.00		0.00	1
7	339	2		0		2.00	6.00	0.00	1
8	361	1		1		27.00	17.00	7.00	1
9	351	1		1		5.00	27.00	5.00	1
10	360	1		0		2.00	4.00	0.00	1
11	350	2		0		6.00	1.00	2.00	1
12	331	1		0		16.00	2.00	6.00	1
13	358	2		0		10.00	8.00	0.00	1
14	344	1		1		25.00	3.00	0.00	1
15	335	4		1		25.00	20.00	0.00	1
16	354	3		1		10.00	10.00	7.00	1
17	334	2		0		11.00	2.00	0.00	1
18	333	2		1		25.00		0.00	1
19	357	4		0		20.00		6.00	1
20	353	3		1		20.00		17.00	1
21	356	1		1		7.00	3.00	27.00	1
22	343	5		0		30.00		0.00	1
23	349	1		0		1.00		0.00	1
24	342	1		1		14.00		4.00	1
25	348	2		1		40.00		3.00	1
26	332	1		0		1.00	1.00	7.00	1
27	338	2		1		0.00	2.00	9.00	1
28	337	1		0		8.00		8.00	1
29	341	8		1		15.00		2.00	1
30	340	2		0		19.00		3.00	1
31	330	1		0		13.00	5.00	6.00	1
32	347	1		0		9.00	6.00	2.50	1
33	346	1		1		7.00	7.00	13.00	1
34	336	1		0		14.00		0.00	1

KEY	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower
1						792
2						732
3						760
4						728
5						701
6						776
7						788
8						751
9						790
10						785
11						753
12						732
13						811
14						779
15						783
16						786
17						767
18						792
19						804
20						772
21						778
22						785
23						718
24						741
25						785
26						776
27						793
28						778
29						689
30						770
31						792
32						720
33						769
34						795

KEY	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure
1								000000000000
2								000000000000
3								000000000000
4								000000000000
5								000000000000
6								000000000000
7								000000000000
8								000000000000
9								000000000000
10								000000000000
11								000000000000
12								000000000000
13								000000000000
14								000000000000
15								000000000000
16								000000000000
17								000000000000
18								000000000000
19								000000000000
20								000000000000
21								000000000000
22								000000000000
23								000000000000
24								000000000000
25								000000000000
26								000000000000
27								000000000000
28								000000000000
29								000000000000
30								000000000000
31								000000000000
32								000000000000
33								000000000000
34								000000000000

KEY	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification
1	19,305.56	12,916.67	23,145.67	0.00	32,222.23	55,367.90	0	4		2
2	15,171.00	18,083.33	13,303.00	0.00	33,254.33	46,557.33	0	5		2
3	14,447.00	5,521.00	0.00	0.00	19,968.00	19,968.00	1	5		3
4	8,166.67	5,543.59	3,134.34	0.00	13,710.26	16,844.60	0	5		2
5	0.00	0.00	0.00	41,947.12	0.00	41,947.12	0	5		2
6	8,833.35		6,325.00		8,833.35	15,158.35	0	5		2
7	6,813.00	6,667.00	0.00	0.00	13,480.00	13,480.00	1	5		3
8	83,133.00		4,909.00		83,133.00	88,042.00	1	5		3
9	3,770.00	0.00	0.00	14,829.28	3,770.00	18,599.28	0	4		2
10	15,423.00	17,448.00	-4,012.00	0.00	32,871.00	28,859.00	1	5		3
11	36,472.00	2,184.48	5,712.38	0.00	38,656.48	44,368.86	0	5		2
12	20,833.34	16,666.67	-6,000.00	29,166.67	37,500.01	60,666.68	0	5		2
13	23,983.00	16,608.32	3,906.00	4,750.00	40,591.32	49,247.32	0	5		2
14	12,500.00	5,785.07	-221.91	386.92	18,285.07	18,450.08	0	4		2
15	86,395.83	0.00	58,649.20	89,087.87	86,395.83	234,132.90	0	4		2
16	10,083.34		30,400.75		10,083.34	40,484.09	0	4		2
17	40,371.00	1,076.00	-1,832.00	0.00	41,447.00	39,615.00	1	5		3
18	0.00		41,857.94		0.00	41,857.94	0	4		2
19	0.00		205,764.75		0.00	205,764.75	0	5		2
20	11,784.00		22,506.12		11,784.00	34,290.12	0	4		2
21	0.00		70,225.25		0.00	70,225.25	0	4		2
22	3,291.88		133,636.58		3,291.88	136,928.46	0	5		2
23	17,656.25		0.00		17,656.25	17,656.25	0	5		2
24	0.00		65,239.00		0.00	65,239.00	0	4		2
25	50,000.00		5,615.00		50,000.00	55,615.00	0	4		2
26	30,000.00	17,628.00	0.00	0.00	47,628.00	47,628.00	1	5		2
27	0.00	0.00	-3,860.00	33,480.31	0.00	29,620.31	0	4		2
28	34,666.67		5,570.81		34,666.67	40,237.48	0	5		2
29	0.00		30,875.42		0.00	30,875.42	0	4		2
30	0.00	5,500.00	0.00	58,024.42	5,500.00	63,524.42	0	5		2
31	19,026.00	22,679.00	0.00	0.00	41,705.00	41,705.00	1	5		3
32	78,747.12	21,140.50	0.00	0.00	99,887.62	99,887.62	0	5		2
33	18,145.00	22,044.00	-6,126.00	0.00	40,189.00	34,063.00	1	4		3
34	67,624.00		0.00		67,624.00	67,624.00	1	5		3

KEY	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds
1		4		418,885.96	12,703.78	0.2294			100.00
2		4		422,962.17	16,598.43	0.3565			100.00
3		4		347,689.78	4,592.54	0.2300			100.00
4		4		306,970.95	6,816.62	0.4047			100.00
5		4		11,887,669.00	9,960.51	0.2375
6		4		3,087,852.00	6,374.86	0.4206			100.00
7		3		390,827.72	5,925.17	0.4396			100.00
8		4		2,688,944.45	30,796.65	0.3498
9		4		639,454.99	7,241.48	0.3893
10		3		257,875.51	9,960.63	0.3451			100.00
11		4		105,950.91	9,253.53	0.2086
12		4		258,573.75	12,521.54	0.2064
13		4		4,410,543.44	18,654.20	0.3788			100.00
14		4		401,708.95	7,720.21	0.4184			100.00
15		4		26,135,842.01	38,800.50	0.1657			100.00
16		4		437,307.98	12,545.98	0.3099
17		4		1,135,368.58	11,018.83	0.2781			100.00
18		4		449,942.73	16,920.82	0.4042			100.00
19		4		331,250.57	22,059.42	0.1072
20		4		10,902,433.37	10,895.14	0.3177
21		4		122,067.31	12,635.14	0.1799
22		4		3,033,544.72	24,780.35	0.1810			100.00
23		4		291,332.75	5,921.02	0.3354			100.00
24		4		2,693,820.00	21,488.49	0.3294
25		4		2,352,233.00	10,278.49	0.1848
26		4		1,014,288.30	13,411.52	0.2816
27		4		6,771,237.21	10,064.03	0.3398
28		4		207,306.94	13,070.30	0.3248
29		4		2,079,286.00	14,107.47	0.4569
30		4		1,329,709.46	16,963.12	0.2670
31		4		731,989.00	11,428.75	0.2740
32		4		1,307,577.92	9,236.51	0.0925
33		4		284,957.03	13,676.64	0.4015
34		4		1,019,977.84	7,316.51	0.1082			100.00

KEY	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date
1	SAN FRANCISCO	CA	94105	4	2	2,004,000.00	2,004,000.00	3	20120105
2	WESTON	MA	02493	1	1	2,905,750.00	2,910,000.00	3	20120103
3	SAN FRANCISCO	CA	94131	1	1	870,000.00	840,000.00	3	20111209
4	CHARLESTOWN	MA	02129	4	1	868,500.00	870,000.00	3	20111213
5	MONTE SERENO	CA	95030	1	1		2,500,000.00	3	20111214
6	SAN FRANCISCO	CA	94118	4	1	1,540,000.00	1,540,000.00	3	20111130
7	SANTA BARBARA	CA	93103	1	1	1,175,000.00	1,175,000.00	3	20111205
8	SAN FRANCISCO	CA	94109	1	1		7,100,000.00	3	20111212
9	SAN FRANCISCO	CA	94117	4	1		1,200,000.00	3	20111212
10	NEWTON	MA	02458	1	1	1,325,000.00	1,325,000.00	3	20111128
11	LOS GATOS	CA	95030	1	1		1,530,000.00	3	20111207
12	EAST HAMPTON	NY	11937	1	2		2,000,000.00	3	20111214
13	PALO ALTO	CA	94301	1	1	3,440,000.00	3,440,000.00	3	20111101
14	SONOMA	CA	95476	1	1	1,281,083.00	1,300,000.00	3	20111102
15	LOS ANGELES	CA	90077	1	1	3,550,000.00	3,550,000.00	3	20111031
16	LOS ALTOS HILLS	CA	94022	1	1		2,500,000.00	3	20111115
17	NEW YORK	NY	10024	2	1	2,775,000.00	2,775,000.00	3	20111104
18	LOS ALTOS	CA	94024	1	1	2,325,000.00	2,325,000.00	3	20111028
19	DEL MAR	CA	92014	1	1		2,700,000.00	3	20111024
20	LOS ANGELES	CA	90291	13	3		1,525,000.00	3	20111104
21	BEVERLY HILLS	CA	90212	1	1		3,350,000.00	3	20111102
22	LAGUNA BEACH	CA	92651	1	1	1,447,000.00	1,447,000.00	3	20111031
23	NEW YORK	NY	10026	4	1	1,401,000.00	1,401,000.00	3	20111024
24	WESTON	MA	02493	1	1		6,500,000.00	3	20110914
25	ST HELENA	CA	94574	1	1		2,600,000.00	3	20111130
26	SAN FRANCISCO	CA	94121	1	1		2,425,000.00	3	20111214
27	GLEN ELLEN	CA	95442	1	1		5,200,000.00	3	20111017
28	LOS ANGELES SHERMAN OAKS	CA	91423	1	1		2,300,000.00	3	20111028
29	LOS ANGELES	CA	90291	13	1		1,805,000.00	3	20111006
30	SAN JOSE	CA	95138	6	1		3,300,000.00	3	20111004
31	LOS ALTOS	CA	94024	1	1		2,975,000.00	3	20110926
32	NEW YORK	NY	10013	2	1		3,300,000.00	3	20110926
33	LOS ANGELES	CA	91436	1	1		2,000,000.00	3	20110908
34	NEW YORK	NY	10065	2	1	1,218,000.00	1,400,000.00	3	20110908

KEY	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets
1								0.6821	0.6258	0
2								0.7499	0.6883	0
3								0.8000	0.8000	0
4								0.8000	0.8000	0
5								0.3960	0.3960	0
6								0.6494	0.6494	0
7								0.5745	0.5745	0
8								0.4127	0.4127	0
9								0.7958	0.7958	0
10								0.8000	0.7547	0
11								0.7000	0.6536	0
12								0.5750	0.5000	0
13								0.7267	0.4361	0
14								0.6245	0.6245	0
15								0.6500	0.5634	0
16								0.6620	0.4620	0
17								0.4414	0.4414	0
18								0.8000	0.8000	0
19								0.5185	0.5185	0
20								0.6000	0.6000	0
21								0.6209	0.2627	0
22								0.8000	0.8000	0
23								0.5889	0.5889	0
24								0.4615	0.3846	0
25								0.5577	0.5577	0
26								0.6392	0.6392	0
27								0.1923	0.1923	0
28								0.7609	0.5435	0
29								0.6909	0.3950	0
30								0.6500	0.2727	0
31								0.5328	0.5328	0
32								0.5098	0.5098	0
33								0.7240	0.7240	0
34								0.7389	0.7389	0

KEY	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount
1	0	0
2	0	0
3	0	0
4	0	0
5	0	0
6	0	0
7	0	0
8	0	0
9	0	0
10	0	0
11	0	0
12	0	0
13	0	0
14	0	0
15	0	0
16	0	0
17	0	0
18	0	0
19	0	0
20	0	0
21	0	0
22	0	0
23	0	0
24	0	0
25	0	0
26	0	0
27	0	0
28	0	0
29	0	0
30	0	0
31	0	0
32	0	0
33	0	0
34	0	0

KEY	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34

Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)
		16.00	12.00	0.00	20420201	19,305.56	19,305.56
		1.00		0.00	20420201	15,171.00	13,303.00
		23.00	12.00	0.00	20420101	14,447.00	0.00
		19.00	14.00	0.00	20420101	8,166.67	0.00
		1.00	36.00	0.00	20420201	0.00	0.00
		17.00		0.00	20420101	8,833.35	0.00
		28.00	32.00	0.00	20420201	6,813.00	0.00
		27.00	17.00	0.00	20420201	83,133.00	0.00
		34.00	34.00	0.00	20420201	3,770.00	0.00
		2.00	4.00	60,000.00	20420101	15,423.00	0.00
		15.00	18.00	0.00	20420101	36,472.00	6,199.38
		16.00	15.00	0.00	20420201	20,833.34	0.00
		12.00	8.00	0.00	20411201	23,983.00	7,813.00
		25.00	26.00	0.00	20420101	12,500.00	0.00
		25.00	20.00	0.00	20411201	86,395.83	0.00
		30.00	30.00	0.00	20420101	10,083.34	0.00
		22.00	7.00	0.00	20420201	40,371.00	0.00
		25.00		0.00	20411201	0.00	0.00
		27.00		0.00	20420101	0.00	0.00
		20.00		0.00	20420101	11,784.00	0.00
		20.00	3.00	0.00	20420101	0.00	0.00
		30.00		0.00	20411201	3,291.88	0.00
		16.00		0.00	20420101	17,656.25	0.00
		1.00		0.00	20411201	0.00	0.00
		40.00		0.00	20420101	50,000.00	0.00
		10.00	14.00	0.00	20420201	30,000.00	0.00
		2.00	2.00	0.00	20411201	0.00	0.00
		17.00		0.00	20411201	34,666.67	5,570.81
		17.00		0.00	20420101	0.00	0.00
		19.00		0.00	20420101	0.00	0.00
		20.00	10.00	0.00	20411201	19,026.00	0.00
		16.00	14.00	0.00	20411201	78,747.12	0.00
		7.00	7.00	0.00	20411201	18,145.00	0.00
		15.00		0.00	20420101	67,624.00	0.00

KEY	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0.00	12,916.67	0.00	0.00	Full	2 years	2 Months
2	0.00	18,083.33	0.00	0.00	Full	2 years	2 Months
3	0.00	5,521.00	0.00	0.00	Full	2 years	2 Months
4	0.00	5,543.59	0.00	0.00	Full	2 years	2 Months
5	0.00	0.00	0.00	0.00	Full	2 years	2 Months
6	0.00				Full	2 years	2 Months
7	0.00	6,667.00	0.00	0.00	Full	2 years	1 Month
8	0.00				Full	2 years	2 Months
9	0.00	0.00	0.00	0.00	Full	2 years	2 Months
10	0.00	17,448.00	0.00	0.00	Full	2 years	1 Month
11	0.00	2,184.48	0.00	0.00	Full	2 years	2 Months
12	0.00	16,666.67	29,166.67	0.00	Full	2 years	2 Months
13	0.00	16,608.32	4,750.00	0.00	Full	2 years	2 Months
14	0.00	5,785.07	0.00	0.00	Full	2 years	2 Months
15	0.00	0.00	0.00	0.00	Full	2 years	2 Months
16	0.00				Full	2 years	2 Months
17	0.00	1,076.00	0.00	0.00	Full	2 years	2 Months
18	0.00				Full	2 years	2 Months
19	0.00				Full	2 years	2 Months
20	0.00				Full	2 years	2 Months
21	0.00				Full	2 years	2 Months
22	0.00				Full	2 years	2 Months
23	0.00				Full	2 years	2 Months
24	0.00				Full	2 years	2 Months
25	0.00				Full	2 years	2 Months
26	0.00	17,628.00	0.00	0.00	Full	2 years	2 Months
27	0.00	0.00	0.00	0.00	Full	2 years	2 Months
28	0.00				Full	2 years	2 Months
29	0.00				Full	2 years	2 Months
30	0.00	5,500.00	0.00	0.00	Full	2 years	2 Months
31	0.00	22,679.00	0.00	0.00	Full	2 years	2 Months
32	0.00	21,140.50	0.00	0.00	Full	2 years	2 Months
33	0.00	22,044.00	0.00	0.00	Full	2 years	2 Months
34	0.00				Full	2 years	2 Months

ASF RMBS DISCLOSURE PACKAGE

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified

52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of residential properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level
A code indicating the extent to which the borrower’s income has been verified:
Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)
Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification
A code indicating the extent to which the co-borrower’s income has been verified:

Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)

Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income— which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year — YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

ATTACHMENT 2A

SALE AND SERVICING AGREEMENT

Refer to Exhibit 10.3

29

ATTACHMENT 2B

PURCHASE AGREEMENT

Refer to Exhibit 10.4

30

EXHIBIT D-3

INITIAL AUTHORIZED REPRESENTATIVES OF THE SERVICER

Name	Title	Specimen Signature

EXHIBIT F

REQUEST FOR RELEASE OF DOCUMENTS

To:	Wells Fargo Bank, N.A.	Date: _______________
751 Kasota Avenue
Minneapolis, MN 55414
Attn: WFDC Release Department.

Re:	Custodial Agreement, dated as of January 1, 2012, among U.S. Bank National Association, as Trustee, Wells Fargo Bank, N.A., as Custodian, Sequoia Residential Funding, Inc., as Depositor, and Redwood Residential Acquisition Corporation, as Seller

In connection with the administration of the Mortgage Loans held by you as Custodian for the Trustee pursuant to the above-captioned Custodial Agreement, we request the release of the Custodian’s Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:	Investor Number:

Mortgagor Name, Address & Zip Code:	Pool Number:

Reason for Requesting Documents (check one):

_______ 1. Mortgage Paid in Full

_______ 2. Foreclosure

_______ 3. Substitution

_______ 4. Other Liquidation

_______ 5. Non-liquidation	Reason:__________________

For CMI Use Only:_____________

By:____________________________________________

(Authorized Signature)

Printed Name ___________________________________

Servicer Name:______________________________ ____

Ship To Address: ________________________________

__________________________________

Phone: _______________________

Custodian

Please acknowledge the execution of the above request by your signature and date below:

________________________________________	Date

Signature

Documents returned to Custodian:

________________________________________	Date

Custodian

EXHIBIT 10

FORM OF MONTHLY LOSS REPORT

Exhibit : Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.	The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.	The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
3.	Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
4-12.	Complete as applicable. Required documentation:

* For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

* For escrow advances - complete payment history

(to calculate advances from last positive escrow balance forward)

* Other expenses -  copies of corporate advance history showing all payments

* REO repairs > $1500 require explanation

* REO repairs >$3000 require evidence of at least 2 bids.

* Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

* Unusual or extraordinary items may require further documentation.

13.	The total of lines 1 through 12.

Credits:

14-21.	Complete as applicable. Required documentation:

* Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

* Copy of EOB for any MI or gov't guarantee

* All other credits need to be clearly defined on the 332 form

22.	The total of lines 14 through 21.

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

Prepared by: __________________                         Date: _______________

Phone: ______________________           Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type: REO Sale                 3rd Party Sale                Short Sale                  Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown             Yes              No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)	Actual Unpaid Principal Balance of Mortgage Loan	$ ______________	(1)
(2)	Interest accrued at Net Rate	________________	(2)
(3)	Accrued Servicing Fees	________________	(3)
(4)	Attorney's Fees	________________	(4)
(5)	Taxes (see page 2)	________________	(5)
(6)	Property Maintenance	________________	(6)
(7)	MI/Hazard Insurance Premiums (see page 2)	________________	(7)
(8)	Utility Expenses	________________	(8)
(9)	Appraisal/BPO	________________	(9)
(10)	Property Inspections	________________	(10)
(11)	FC Costs/Other Legal Expenses	________________	(11)

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

(12)	Other (itemize)	________________	(12)
	Cash for Keys__________________________	________________	(12)
	HOA/Condo Fees_______________________	________________	(12)
	______________________________________	________________	(12)

	Total Expenses	$ _______________	(13)
Credits:
(14)	Escrow Balance	$ _______________	(14)
(15)	HIP Refund	________________	(15)
(16)	Rental Receipts	________________	(16)
(17)	Hazard Loss Proceeds	________________	(17)
(18)	Primary Mortgage Insurance / Gov’t Insurance	________________	(18a) HUD Part A
		________________	(18b) HUD Part B
(19)	Pool Insurance Proceeds	________________	(19)
(20)	Proceeds from Sale of Acquired Property	________________	(20)
(21)	Other (itemize)	________________	(21)
	_________________________________________	________________	(21)

	Total Credits	$________________	(22)
Total Realized Loss (or Amount of Gain)		$________________	(23)

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

EXHIBIT 11

FORM OF DELINQUENCY REPORTING

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit : Standard File Layout – Delinquency Reporting

*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

COLUMN/HEADER NAME	DESCRIPTION	DECIMAL	FORMAT COMMENT
SERVICER_LOAN_NBR	A UNIQUE NUMBER ASSIGNED TO A LOAN BY THE SERVICER. THIS MAY BE DIFFERENT THAN THE LOAN_NBR
LOAN_NBR	A UNIQUE IDENTIFIER ASSIGNED TO EACH LOAN BY THE ORIGINATOR.
CLIENT_NBR	SERVICER CLIENT NUMBER
SERV_INVESTOR_NBR	CONTAINS A UNIQUE NUMBER AS ASSIGNED BY AN EXTERNAL SERVICER TO IDENTIFY A GROUP OF LOANS IN THEIR SYSTEM.
BORROWER_FIRST_NAME	FIRST NAME OF THE BORROWER.
BORROWER_LAST_NAME	LAST NAME OF THE BORROWER.
PROP_ADDRESS	STREET NAME AND NUMBER OF PROPERTY
PROP_STATE	THE STATE WHERE THE PROPERTY LOCATED.
PROP_ZIP	ZIP CODE WHERE THE PROPERTY IS LOCATED.
BORR_NEXT_PAY_DUE_DATE	THE DATE THAT THE BORROWER'S NEXT PAYMENT IS DUE TO THE SERVICER AT THE END OF PROCESSING CYCLE, AS REPORTED BY SERVICER.		MM/DD/YYYY
LOAN_TYPE	LOAN TYPE (I.E. FHA, VA, CONV)
BANKRUPTCY_FILED_DATE	THE DATE A PARTICULAR BANKRUPTCY CLAIM WAS FILED.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	THE CHAPTER UNDER WHICH THE BANKRUPTCY WAS FILED.
BANKRUPTCY_CASE_NBR	THE CASE NUMBER ASSIGNED BY THE COURT TO THE BANKRUPTCY FILING.
POST_PETITION_DUE_DATE	THE PAYMENT DUE DATE ONCE THE BANKRUPTCY HAS BEEN APPROVED BY THE COURTS		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	THE DATE THE LOAN IS REMOVED FROM BANKRUPTCY. EITHER BY DISMISSAL, DISCHARGED AND/OR A MOTION FOR RELIEF WAS GRANTED.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	THE DATE THE LOSS MITIGATION WAS APPROVED BY THE SERVICER		MM/DD/YYYY
LOSS_MIT_TYPE	THE TYPE OF LOSS MITIGATION APPROVED FOR A LOAN SUCH AS;
LOSS_MIT_EST_COMP_DATE	THE DATE THE LOSS MITIGATION /PLAN IS SCHEDULED TO END/CLOSE		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	THE DATE THE LOSS MITIGATION IS ACTUALLY COMPLETED		MM/DD/YYYY

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

FRCLSR_APPROVED_DATE	THE DATE DA ADMIN SENDS A LETTER TO THE SERVICER WITH INSTRUCTIONS TO BEGIN FORECLOSURE PROCEEDINGS.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	DATE FILE WAS REFERRED TO ATTORNEY TO PURSUE FORECLOSURE		MM/DD/YYYY
FIRST_LEGAL_DATE	NOTICE OF 1ST LEGAL FILED BY AN ATTORNEY IN A FORECLOSURE ACTION		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	THE DATE BY WHICH A FORECLOSURE SALE IS EXPECTED TO OCCUR.		MM/DD/YYYY
FRCLSR_SALE_DATE	THE ACTUAL DATE OF THE FORECLOSURE SALE.		MM/DD/YYYY
FRCLSR_SALE_AMT	THE AMOUNT A PROPERTY SOLD FOR AT THE FORECLOSURE SALE.	2	NO COMMAS(,) OR DOLLAR SIGNS ($)
EVICTION_START_DATE	THE DATE THE SERVICER INITIATES EVICTION OF THE BORROWER.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	THE DATE THE COURT REVOKES LEGAL POSSESSION OF THE PROPERTY FROM THE BORROWER.		MM/DD/YYYY
LIST_PRICE	THE PRICE AT WHICH AN REO PROPERTY IS MARKETED.	2	NO COMMAS(,) OR DOLLAR SIGNS ($)
LIST_DATE	THE DATE AN REO PROPERTY IS LISTED AT A PARTICULAR PRICE.		MM/DD/YYYY
OFFER_AMT	THE DOLLAR VALUE OF AN OFFER FOR AN REO PROPERTY.	2	NO COMMAS(,) OR DOLLAR SIGNS ($)
OFFER_DATE_TIME	THE DATE AN OFFER IS RECEIVED BY DA ADMIN OR BY THE SERVICER.		MM/DD/YYYY
REO_CLOSING_DATE	THE DATE THE REO SALE OF THE PROPERTY IS SCHEDULED TO CLOSE.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	ACTUAL DATE OF REO SALE		MM/DD/YYYY
OCCUPANT_CODE	CLASSIFICATION OF HOW THE PROPERTY IS OCCUPIED.
PROP_CONDITION_CODE	A CODE THAT INDICATES THE CONDITION OF THE PROPERTY.
PROP_INSPECTION_DATE	THE DATE A PROPERTY INSPECTION IS PERFORMED.		MM/DD/YYYY
APPRAISAL_DATE	THE DATE THE APPRAISAL WAS DONE.		MM/DD/YYYY
CURR_PROP_VAL	THE CURRENT "AS IS" VALUE OF THE PROPERTY BASED ON BROKERS PRICE OPINION OR APPRAISAL.	2

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

REPAIRED_PROP_VAL	THE AMOUNT THE PROPERTY WOULD BE WORTH IF REPAIRS ARE COMPLETED PURSUANT TO A BROKER'S PRICE OPINION OR APPRAISAL.	2
If applicable:
DELINQ_STATUS_CODE	FNMA CODE DESCRIBING STATUS OF LOAN
DELINQ_REASON_CODE	THE CIRCUMSTANCES WHICH CAUSED A BORROWER TO STOP PAYING ON A LOAN. CODE INDICATES THE REASON WHY THE LOAN IS IN DEFAULT FOR THIS CYCLE.
MI_CLAIM_FILED_DATE	DATE MORTGAGE INSURANCE CLAIM WAS FILED WITH MORTGAGE INSURANCE COMPANY.		MM/DD/YYYY
MI_CLAIM_AMT	AMOUNT OF MORTGAGE INSURANCE CLAIM FILED		NO COMMAS(,) OR DOLLAR SIGNS ($)
MI_CLAIM_PAID_DATE	DATE MORTGAGE INSURANCE COMPANY DISBURSED CLAIM PAYMENT		MM/DD/YYYY
MI_CLAIM_AMT_PAID	AMOUNT MORTGAGE INSURANCE COMPANY PAID ON CLAIM	2	NO COMMAS(,) OR DOLLAR SIGNS ($)
POOL_CLAIM_FILED_DATE	DATE CLAIM WAS FILED WITH POOL INSURANCE COMPANY		MM/DD/YYYY
POOL_CLAIM_AMT	AMOUNT OF CLAIM FILED WITH POOL INSURANCE COMPANY	2	NO COMMAS(,) OR DOLLAR SIGNS ($)
POOL_CLAIM_PAID_DATE	DATE CLAIM WAS SETTLED AND THE CHECK WAS ISSUED BY THE POOL INSURER		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	AMOUNT PAID ON CLAIM BY POOL INSURANCE COMPANY	2	NO COMMAS(,) OR DOLLAR SIGNS ($)
FHA_PART_A_CLAIM_FILED_DATE	DATE FHA PART A CLAIM WAS FILED WITH HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	AMOUNT OF FHA PART A CLAIM FILED	2	NO COMMAS(,) OR DOLLAR SIGNS ($)
FHA_PART_A_CLAIM_PAID_DATE	DATE HUD DISBURSED PART A CLAIM PAYMENT		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	AMOUNT HUD PAID ON PART A CLAIM	2	NO COMMAS(,) OR DOLLAR SIGNS ($)
FHA_PART_B_CLAIM_FILED_DATE	DATE FHA PART B CLAIM WAS FILED WITH HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	AMOUNT OF FHA PART B CLAIM FILED	2	NO COMMAS(,) OR DOLLAR SIGNS ($)
FHA_PART_B_CLAIM_PAID_DATE	DATE HUD DISBURSED PART B CLAIM PAYMENT		MM/DD/YYYY

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

FHA_PART_B_CLAIM_PAID_AMT	AMOUNT HUD PAID ON PART B CLAIM	2	NO COMMAS(,) OR DOLLAR SIGNS ($)
VA_CLAIM_FILED_DATE	DATE VA CLAIM WAS FILED WITH THE VETERANS ADMIN		MM/DD/YYYY
VA_CLAIM_PAID_DATE	DATE VETERANS ADMIN. DISBURSED VA CLAIM PAYMENT		MM/DD/YYYY
VA_CLAIM_PAID_AMT	AMOUNT VETERANS ADMIN. PAID ON VA CLAIM	2	NO COMMAS(,) OR DOLLAR SIGNS ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY
HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number
NOD_DATE			MM/DD/YYYY
NOI_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE			MM/DD/YYYY
REO_SALES_PRICE			Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

Exhibit 2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•	ASUM-	Approved Assumption
•	BAP-	Borrower Assistance Program
•	CO-	Charge Off

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

•	DIL-	Deed-in-Lieu
•	FFA-	Formal Forbearance Agreement
•	MOD-	Loan Modification
•	PRE-	Pre-Sale
•	SS-	Short Sale
•	MISC-	Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•	Mortgagor
•	Tenant
•	Unknown
•	Vacant

The Property Condition field should show the last reported condition of the property as follows:

•	Damaged
•	Excellent
•	Fair
•	Gone
•	Good
•	Poor
•	Special Hazard
•	Unknown

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com